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                                 EXHIBIT 10.19


                            UNION BANK OF CALIFORNIA

                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT ("Agreement") is made and entered into as of August 8, 1996 by and between DIODES INCORPORATED, a Delaware corporation ("Borrower"), and UNION BANK, A DIVISION OF UNION BANK OF CALIFORNIA, N. A., a national banking association ("Bank").

         SECTION 1.       THE LOAN

                 1.1. THE REVOLVING LOAN. Bank will loan to Borrower an amount not to exceed Nine Million Dollars ($9,000,000) outstanding in the aggregate at any one time (the "Revolving Loan"). Borrower may borrow, repay and reborrow all or part of the Revolving Loan in amounts of not less than One Hundred Thousand Dollars ($100,000) in accordance with the terms of the Revolving Note. All borrowings of the Revolving Loan must be made before August 3, 1998 at which time all unpaid principal and interest of the Revolving Loan shall be due and payable. The Revolving Loan shall be evidenced by a promissory note (the "Revolving Note") substantially in the form of Exhibit A hereto. Bank shall enter each amount borrowed and repaid in Bank's records and, in the absence of manifest error, such entries shall be deemed to be the amount of the Revolving Loan outstanding. Omission of Bank to make any such entries shall not discharge Borrower of its obligation to repay in full with interest all amounts borrowed.

                 1.1.1    THE COMMERCIAL LETTER OF CREDIT SUBLIMIT.   As a
sublimit to the Revolving Loan, Bank shall issue, for the account of Borrower, one or more irrevocable commercial letters of credit (individually, a "Commercial L/C" and collectively, the "Commercial L/Cs") with transport documents presented in a full set to Bank (and, in case of airway bills, consigned to Bank) or with transport documents presented in less than a full set to Bank and/or consigned to Borrower or to any party other than Bank and calling for drafts at sight or usance up to 180 days covering the importation or purchase of discrete semiconductors. The aggregate amount available to be drawn under all outstanding Commercial L/Cs and the aggregate amount of unpaid reimbursement obligations under drawn Commercial L/Cs shall not exceed Two Million Dollars ($2,000,000) and shall reduce, dollar for dollar, the maximum amount available under the Revolving Loan. All such Commercial L/Cs shall be drawn on such terms and conditions as are acceptable to Bank and shall be governed by the terms of (and Borrower agrees to execute) Bank's standard form for Commercial L/C applications and reimbursement agreements. No Commercial L/C shall have an expiration date more than 180 days from its date of issuance. No Commercial L/C shall expire after August 3, 1998.

                 1.1.2 THE STANDBY LETTER OF CREDIT SUBLIMIT. As a sublimit to the Revolving Loan, Bank shall issue, for the account of Borrower, one or more irrevocable standby letters





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of credit (individually, a "Standby L/C" and collectively, the "Standby L/Cs").
All such Standby L/Cs shall be drawn on such terms and conditions as are acceptable to Bank. The aggregate amount available to be drawn under all outstanding Standby L/Cs and the aggregate amount of unpaid reimbursement obligations under drawn Standby L/Cs shall not exceed Two Million Dollars ($2,000,000) and shall reduce, dollar for dollar, the maximum amount available under the Revolving Loan. No Standby L/C shall have an expiry date more than 12 months from its date of issuance and each Standby L/C shall be governed by the terms of (and Borrower agrees to execute) Bank's standard form for Standby L/C applications and reimbursement agreements. No Standby L/C shall expire after August 3, 1998.

                 1.1.3 THE COMMERCIAL LETTER OF CREDIT AND STANDBY LETTER OF CREDIT SUBLIMIT. The sum of the aggregate amount available to be drawn under all outstanding Commercial L/Cs and Standby L/Cs and the aggregate amount of unpaid reimbursement obligations under drawn Commercial L/Cs and drawn Standby L/Cs shall not exceed Two Million Dollars ($2,000,000) in the aggregate.

                 1.2 THE TERM LOAN. Bank will loan to Borrower the sum of Nine Million Five Hundred Thousand Dollars ($9,500,000) (the "Term Loan") at Borrower's request, in up to five disbursements on or before September 30, 1997 in accordance with the terms of the Term Notes. In the event of a prepayment of principal and payment of any resulting fees, any prepaid amounts shall be applied to the scheduled principal payments in the reverse order of their maturity. Each disbursement of the Term Loan shall be in a minimum amount of Five Hundred Thousand Dollars ($500,000) and shall be evidenced by a promissory note (each, a "Term Note" and collectively, the "Term Notes") substantially in the form of Exhibit B hereto. Each Term Note shall provide for payment of interest only during the first six (6) months following the date of the disbursement. Thereafter, such Term Note shall provide for payment of principal in sixty (60) equal monthly installments, each in an amount equal l to
one-sixtieth (1/60) of the amount of the disbursement.   On the date that is
sixty-six (66) months after the date of the disbursement, all unpaid principal and accrued but unpaid interest shall be due and payable.

                 1.3 THE HONG KONG SHANGHAI BANK STANDBY L/C . Bank shall issue for the account of Borrower, one irrevocable standby letter of credit in the face amount of Four Million One Hundred Thousand Dollars ($4,100,000) (the "Hong Kong Shanghai Bank L/C"). The Hong Kong Shanghai Bank L/C shall be drawn on such terms and conditions as are acceptable to Bank. The Hong Kong Shanghai Bank L/C shall not have an expiry date more than 12 months from its date of issuance and shall be governed by the terms of (and Borrower agrees to execute) Bank's standard form standby L/C application and reimbursement agreement. The Hong Kong Shanghai Bank L/C shall expire no later than August 3, 1998.

                 1.4      TERMINOLOGY.

                 As used herein, the word "Loan" shall mean, collectively, all the credit facilities described above.





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                 As used herein, the word "Note" shall mean, collectively, all the promissory notes described above.

                 As used herein, the words "Loan Documents" shall mean all documents executed in connection with this Agreement.

                 1.5 PURPOSE OF LOAN. The proceeds of the Revolving Loan shall be used to repay in part certain obligations of Borrower to Wells Fargo Bank, N.A. and for general working capital purposes. The proceeds of the Term Loan shall be used only to repay in part certain obligations of Borrower to Wells Fargo Bank, N.A. and for the purchase of equipment for Shanghai Kai Hong Electronics Company, Ltd. and for general working capital purposes.

                 1.6 INTEREST. The unpaid principal balance of the Loan shall bear interest at the rate or rates provided in the Note and selected by Borrower.

                 1.7 BALANCES. Borrower shall maintain its major depository accounts with Bank until the Note and all sums payable pursuant to this Agreement have been paid in full.

                 1.8 DISBURSEMENT. Upon execution hereof, Bank shall disburse the proceeds of the Loan as provided in Bank's standard form Authorization executed by Borrower.

                 1.9 SECURITY. Prior to any disbursement of the Loan, Borrower shall have executed a security agreement, on Bank's standard forms, and a financing statement, suitable for filing in the office of the Secretary of State of the State of California and any other state designated by Bank, granting to Bank a first priority security interest in such of Borrower's property as is described in said security agreement. Exceptions to Bank's first priority, if any, are permitted only as otherwise provided in this Agreement. At Bank's request, Borrower will also obtain executed landlord's and mortgagee's waivers on Bank's form covering all of Borrower's property located on leased or encumbered real property.

                 1.10 CONTROLLING DOCUMENT. In the event of any inconsistency between the terms of this Agreement and the Note or any of the other Loan Documents, the terms of the Note or other Loan Documents will prevail over the terms of this Agreement.

         SECTION 2.       CONDITIONS PRECEDENT

         Bank shall not be obligated to disburse all or any portion of the proceeds of the Loan unless at or prior to the time for the making of such disbursement, the following conditions have been fulfilled to Bank's satisfaction:

                 2.1 COMPLIANCE. On or prior to closing, Borrower shall have performed and complied with all terms and conditions required by this Agreement to be performed or complied with by it prior to or at the date of the making of such disbursement and shall have executed and delivered to Bank the Note and other documents deemed necessary by Bank.





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                 2.2      BORROWING RESOLUTION.  On or prior to closing,
Borrower shall have provided Bank with certified copies of resolutions duly adopted by the Board of Directors of Borrower, authorizing the execution, delivery and performance of this Agreement and execution and delivery of the Loan Documents. Such resolutions shall also designate the persons who are authorized to act on Borrower's behalf in connection with this Agreement and to do the things required of Borrower pursuant to this Agreement.

                 2.3 TERMINATION STATEMENTS. On or prior to closing, Borrower shall have provided Bank with UCC-2 termination statements executed by such secured creditors as may be required by Bank suitable for filing with the Secretary of State in each state designated by Bank.

                 2.4 CONTINUING COMPLIANCE. At the time any disbursement is to be made, there shall not exist any event, condition or act which constitutes an Event of Default under Section 6 hereof or any event, condition or act which with notice, lapse of time or both would constitute an Event of Default; nor shall there be any such event, condition, or act immediately after the disbursement were it to be made.

                 2.5 OPINION OF COUNSEL. On or prior to closing, Borrower shall have provided Bank with an opinion of counsel of Borrower, in form and substance customary for financial arrangements of this type and acceptable to Bank and its counsel, and subject to customary assumptions, exceptions and qualifications.

         SECTION 3.       REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants that:

                 3.1 BUSINESS ACTIVITY. The principal business of Borrower is the manufacturing of discrete semiconductors.

                 3.2 AFFILIATES AND SUBSIDIARIES. Borrower's affiliates and subsidiaries (those entities in which Borrower has either a controlling interest or at least a 25% ownership interest) and their addresses, and the names of Borrower's principal shareholders, are as provided on a schedule delivered to Bank on or before the date of this Agreement.

                 3.3 AUTHORITY TO BORROW. The execution, delivery and performance of this Agreement, the Note and all other agreements and instruments required by Bank in connection with the Loan are not in contravention of any of the terms of any indenture, agreement or undertaking to which Borrower is a party or by which it or any of its property is bound or affected.

                 3.4 FINANCIAL STATEMENTS. The financial statements of Borrower, including both a balance sheet at December 31, 1995, together with supporting schedules, and an income statement for the twelve (12) months ended December 31, 1995, have heretofore been furnished to Bank, and are true and complete and fairly represent the financial condition of Borrower during the period covered thereby. Since December 31, 1995, there has been no material adverse change in the financial condition or operations of Borrower.





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                 3.5      TITLE.  Except for assets which may have been
disposed of in the ordinary course of business, Borrower has good and marketable title to all of the property reflected in its financial statements delivered to Bank and to all property acquired by Borrower since the date of said financial statements, free and clear of all liens, encumbrances, security interests and adverse claims except those specifically referred to in said financial statements.

                 3.6 LITIGATION. There is no litigation or proceeding pending or threatened against Borrower or any of its property which, if adversely determined, would be reasonably likely to affect the financial condition, property or business of Borrower in a materially adverse manner or result in liability in excess of Borrower's insurance coverage.

                 3.7 DEFAULT. Borrower is not now in default in the payment of any of its material obligations, and there exists no event, condition or act which constitutes an Event of Default under Section 6 hereof and no condition, event or act which with notice or lapse of time, or both, would constitute an Event of Default.

                 3.8 ORGANIZATION. Borrower is duly organized and existing under the laws of the state of its organization, and has the power and authority to carry on the business in which it is engaged and/or proposes to engage.

                 3.9 POWER. Borrower has the power and authority to enter into this Agreement and to execute and deliver the Note and all of the other Loan Documents.

                 3.10 AUTHORIZATION. This Agreement and all actions required by this Agreement have been duly authorized by all requisite action of Borrower.

                 3.11 QUALIFICATION. Borrower is duly qualified and in good standing in any jurisdiction where the failure to be so qualified would have a material adverse effect on Borrower's business.

                 3.12 COMPLIANCE WITH LAWS. Borrower is not in violation with respect to any applicable laws, rules, ordinances or regulations which violation would materially affect the operations or financial condition of Borrower.

                 3.13 ERISA. Any defined benefit pension plans as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), of Borrower meet, as of the date hereof, the minimum funding standards of
Section 302 of ERISA, and no Reportable Event or Prohibited Transaction as defined in ERISA has occurred with respect to any such plan.

                 3.14 REGULATION U. No action has been taken or is currently planned by Borrower, or any agent acting on its behalf, which would cause this Agreement or the Note to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities and Exchange Act of 1934, in each case as in effect now or as the same may hereafter be in effect. Borrower is not engaged in the





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business of extending credit for the purpose of purchasing or carrying margin stock as one of its important activities and none of the proceeds of the Loan will be used directly or indirectly for such purpose.

                 3.15 CONTINUING REPRESENTATIONS. These representations shall be considered to have been made again at and as of the date of each disbursement of the Loan and shall be true and correct as of such date or dates.

         SECTION 4.       AFFIRMATIVE COVENANTS

         Until the Note and all sums payable pursuant to this Agreement or any other of the Loan Documents have been paid in full, unless Bank waives compliance in writing, Borrower agrees that:

                 4.1 USE OF PROCEEDS. Borrower will use the proceeds of the Loan only as provided in subsection 1.5 above.

                 4.2 PAYMENT OF OBLIGATIONS; COMPLIANCE WITH LAWS. Borrower will pay and discharge promptly all taxes, assessments and other governmental charges and claims levied or imposed upon it or its property, or any part thereof; provided, however, that Borrower shall have the right in good faith to contest any such taxes, assessments, charges or claims and, pending the outcome of such contest, to delay or refuse payment thereof provided that adequately funded reserves are established by it to pay and discharge any such taxes, assessments, charges and claims. Borrower will comply in all material respects with all applicable rules, regulations and orders of all governmental authorities having jurisdiction over Borrower or its property.

                 4.3 MAINTENANCE OF EXISTENCE. Borrower will maintain and preserve its existence and assets and all rights, franchises, licenses and other authority necessary for the conduct of its business and will maintain and preserve its property, equipment and facilities in good order, condition and repair. Bank may, at reasonable times, visit and inspect any of the properties of Borrower.

                 4.4 RECORDS. Borrower will keep and maintain full and accurate accounts and records of its operations according to generally accepted accounting principles and will permit Bank to have access thereto, to make examination and photocopies thereof, and to make audits during regular business hours.

                 4.5      INFORMATION FURNISHED.  Borrower will furnish to
Bank:

                          (a)  Within sixty  (60 ) days after the close of each
fiscal quarter, except for the final quarter of each fiscal year, the unaudited consolidated and consolidating balance sheet of Borrower and its subsidiaries as of the close of such fiscal quarter, the unaudited consolidated and consolidating income and expense statement with supportive schedules and statement of retained earnings for that fiscal quarter, prepared in accordance with generally accepted accounting principles;





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                          (b)  Within one hundred twenty (120) days after the
close of each fiscal year, a copy of the consolidated and consolidating statement of financial condition of Borrower and its subsidiaries including at least the balance sheet as of the close of such fiscal year, the income and expense statement and retained earnings statement for such fiscal year, examined and prepared on an audited basis by independent certified public accountants selected by Borrower and reasonably satisfactory to Bank, in accordance with generally accepted accounting principles applied on a basis consistent with that of the previous year;

                          (c) Promptly following Bank's request, copies of such
financial statements and reports as Borrower may file with any state or federal agency, including all state and federal income tax returns;

                          (d)  Such other financial statements and information
as Bank may reasonably request from time to time (except to the extent that the requested materials contain material non-public information, in which case such materials shall only be delivered subject to an appropriate confidentiality agreement).

                          (e)  In connection with each fiscal year-end
statement required hereunder, any management letter of Borrower's certified public accountants;

                          (f)  Prompt written notice to Bank of all Events of
Default under any of the terms or provisions of this Agreement or of any default under any other agreement, contract, document or instrument entered, or to be entered into with Bank; and of any litigation which, if decided adversely to Borrower, would have a material adverse effect on Borrower's financial condition; and of any other matter which has resulted in, or is likely to result in, a material adverse change in its financial condition or operations;

                          (g) Prompt written notice to Bank of any changes in
Borrower's officers and other senior management; Borrower's name; and prior written notice of any changes in the location of Borrower's assets, principal place of business or chief executive office ; and

                          (h)  Within sixty (60) days after each fiscal quarter
end, a copy of Borrower's monthly accounts receivable aging, in form acceptable to Bank, which shall accurately report Borrower's accounts receivable, Eligible Accounts, inventory and Eligible Inventory. Borrower will permit Bank to audit without expense to Borrower, Bank's collateral upon reasonable notice and during regular business hours.

                 4.6 TANGIBLE NET WORTH. Borrower shall maintain Tangible Net Worth of not less than the sum of (a) Sixteen Million Four Hundred Ninety-Nine Thousand Dollars ($16,499,000) as at the end of the fiscal year ending December 31, 1996, plus (b) 75% of net profit after tax at fiscal year end, less (c) the investment in FAB Tech, Inc. permitted under Section 5.4, not to exceed Three Million Five Hundred Thousand Dollars ($3,500,000). As used in this Agreement, "Tangible Net Worth" shall mean the sum (without duplication) of Borrower's net worth (as determined under GAAP) plus indebtedness of Borrower subordinated to Bank minus patents, licenses, trademarks, trade names, goodwill





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and other similar intangible assets, organizational expenses, and monies due from affiliates (including officers, shareholders and directors).

                 4.7 TOTAL LIABILITIES TO TANGIBLE NET WORTH. Borrower will maintain a ratio of total liabilities (as determined under GAAP) to Tangible Net Worth of not greater than 1.75:1.0 at all times prior to December 31, 1997 and not greater than 1.50:1.00 at all times thereafter, measured as of the last day of each fiscal quarter.

                 4.8 PROFITABILITY. Borrower will maintain its net profit, after provision for income taxes, at not less than Five Hundred Thousand Dollars ($500,000) for each fiscal quarter.

                 4.9 FIXED CHARGE COVERAGE. Borrower will maintain a ratio of EBITDA to Debt Service of not less than 1.25:1.0. "EBITDA" shall mean earnings ratio before interest, taxes, depreciation, and amortization. "Debt Service" shall mean the sum of that portion of term obligations (including principal and interest) coming due during the twelve (12) months preceding the date of calculation plus non-financed capital expenditures during the twelve
(12) months preceding the date of calculation, less minority interest distribution in the Joint Venture. Compliance with this subsection shall be measured quarterly on a rolling four quarter average.

                 4.10 INSURANCE. Borrower will keep all of its insurable property, whether real, personal or mixed, insured by good and responsible companies against fire and such other risks as are customarily insured against by companies conducting similar business with respect to like properties; provided that this Section shall not be construed to require Borrower to carry earthquake coverage. Borrower will maintain adequate worker's compensation insurance and adequate insurance against liability for damages to persons and property.

                 4.11 ADDITIONAL REQUIREMENTS. Borrower will promptly, upon demand by Bank, take such further action and execute all such additional documents and instruments in furtherance of the provisions of this Agreement as Bank in its reasonable discretion deems necessary, and will promptly supply Bank with such other information concerning its affairs as Bank may reasonably request from time to time.

                 4.12 LITIGATION AND ATTORNEYS' FEES. Borrower will pay promptly to Bank upon demand, reasonable attorneys' fees (including but not limited to the reasonable estimate of the allocated costs and expenses of in-house legal counsel and legal staff) and all costs and other expenses paid or incurred by Bank in collecting, modifying or compromising the Loan or this Agreement or in enforcing or exercising its rights or remedies created by, connected with or provided for in this Agreement or any of the Loan Documents, whether or not an arbitration, judicial action or other proceeding is commenced. If such proceeding is commenced, only the prevailing party shall be entitled to attorneys' fees and court costs.

                 4.13 REPORTS UNDER PENSION PLANS. Borrower will furnish to Bank, as soon as possible and in any event within 15 days after Borrower knows or has reason to know





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that any event or condition with respect to any defined benefit pension plans of Borrower described in Section 3.13 above has occurred, a statement of an authorized officer of Borrower describing such event or condition and the action, if any, which Borrower proposes to take with respect thereto.

         SECTION 5.       NEGATIVE COVENANTS

         Until the Note and all other sums payable pursuant to this Agreement or any other of the Loan Documents have been paid in full, unless Bank waives compliance in writing, Borrower agrees that:

                 5.1 ENCUMBRANCES AND LIENS. Borrower will not create, assume or suffer to exist any mortgage, pledge, security interest, encumbrance, or lien (other than for taxes not delinquent and for taxes and other items being contested in good faith) on property of any kind, whether real, personal or mixed, now owned or hereafter acquired, or upon the income or profits thereof, except for liens in favor of Bank and except for minor encumbrances and easements on real property which do not affect its market value, and except for existing liens on Borrower's personal property and future purchase money security interests encumbering only the personal property purchased and which do not in the aggregate exceed One Million Dollars ($1,000,000) at any time.

                 5.2 BORROWINGS. Borrower will not sell, discount or otherwise transfer any account receivable or any note, draft or other evidence of indebtedness, except to Bank or except to a financial institution at face value for deposit or collection purposes only and without any fee other than fees normally charged by the financial institution for deposit or collection services. Borrower will not borrow any money, become contingently liable to borrow money, nor enter any agreement to directly or indirectly obtain borrowed money, except pursuant to agreements made with Bank and except as otherwise agreed to in writing by Bank. Notwithstanding the foregoing, this Section shall not be construed to prohibit any transaction permitted by Section 5.1 or
Section 5.8.

                 5.3 SALE OF ASSETS, LIQUIDATION OR MERGER. Borrower will neither liquidate nor dissolve nor enter into any consolidation, merger, partnership or other combination, nor convey, nor sell, nor lease all or the greater part of its assets or business, nor purchase or lease all or the greater part of the assets or business of another; provided, however, that Borrower may acquire, merge or consolidate with another corporation so long as
(I) Borrower is the surviving corporation, (ii) the assets so transferred will not be subject to any lien or encumbrance following the effective date of such combination, (iii) no Event of Default or potential Event of Default has then occurred or is continuing or would result from such acquisition, (iv) such acquisition is not contested by such person or entity,(v) Borrower provides proforma financial statements to Bank within thirty (30) days after the execution of a definitive purchase agreement by Borrower and such person or entity for such acquisition, which proforma financial statements shall indicate that no Event of Default or potential Event of Default shall result from such acquisition, and (vi) Borrower provides Bank with a copy of such executed definitive purchase agreement within thirty (30) days after the execution thereof.





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                 5.4      LOANS, ADVANCES AND GUARANTIES.  Borrower will not,
except in the ordinary course of business as currently conducted, make any loans or advances, become a guarantor or surety, pledge its credit or properties in any manner or extend credit. Notwithstanding the foregoing, Borrower may make loans to, or guarantee the obligations of, (a) Fab Tech, Inc., provided that the aggregate outstanding principal amount of such loans or obligations shall not exceed Three Million Five Hundred Thousand Dollars ($3,500,000) at any time and (b) Shanghai Kai Hong Electronics Company, Ltd., provided that the aggregate outstanding principal amount of such loans or obligations shall not exceed One Million Dollars ($1,000,000) at any time. Notwithstanding the foregoing, this Section shall not be construed to prohibit any transaction contemplated by Section 1.3 or 1.5 hereof.

                 5.5 INVESTMENTS. Borrower will not purchase the debt or equity of another person or entity except for savings accounts and certificates of deposit of Bank, direct U.S. Government obligations and commercial paper issued by corporations with the top ratings of Moody's or Standard & Poor's, provided all such permitted investments shall mature within one year of purchase. Notwithstanding the foregoing, this Section shall not be construed to prohibit any transaction contemplated by Section 1.3 or 1.5 hereof.

                 5.6 RETIREMENT OF STOCK. Borrower will not acquire or retire any share of its capital stock for value, without Bank's prior written consent, which shall not be unreasonably withheld or delayed.

                 5.7 PARENT AND SUBSIDIARY PROPERTY. Borrower will not transfer any property to its parent or any affiliate of its parent, except for value received in the normal course of business as business would be conducted with an unrelated or unaffiliated entity. In no event shall management fees or fees for services be paid by Borrower to any such direct or indirect affiliate without Bank's prior written approval.

                 5.8 CAPITAL EXPENDITURES. Borrower will not make unfinanced capital expenditures in excess of One Million Dollars ($1,000,000) in any fiscal year; and shall only make such expenditures as are necessary for Borrower in the conduct of its ordinary course of business; provided, however, that this Section 5.8 shall not be construed to prohibit the purchase of equipment with the proceeds of the Term Loan, as contemplated by Section 1.5 hereof. Each said expenditure shall be needed by Borrower in the ordinary course of its business. Expenditures as used in this subsection shall include the current expense portion of all leases whether or not capitalized and shall also include the current portion of any debt used to finance capital expenditures.

         SECTION 6.       EVENTS OF DEFAULT

         The occurrence of any of the following events ("Events of Default") shall terminate any obligation on the part of Bank to make or continue the
Loan:

                 6.1 Borrower shall default in the due and punctual payment of the principal of or the interest on the Note or any of the other Loan Documents, and such default shall continue for twenty (20) business days; or





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                 6.2      Any  representation or warranty made by Borrower in
this Agreement or any Loan Document shall have been untrue in any material respect as of the date such representation or warranty is made; or

                 6.3 Borrower shall default under that certain Joint Venture Agreement dated March 18, 1996, between Mrs. J. H. Xing and Borrower, as in effect in the date of this Agreement, and such default shall continue unremedied for thirty (30) days; or

                 6.4 Borrower shall default in the due performance or observance of any of the covenants set forth in Section 4.1, 4.5 (a), (b), or
(h), 4.6, 4.7, 4.8, or 4.9; or Borrower shall default in the due performance or observance of any other covenant of this Agreement or the Loan Documents, and such default shall continue unremedied for thirty (30) days; or

                 6.5      Borrower shall:

                          (a) become insolvent or generally fail to pay, or
admit in writing its inability or unwillingness to pay, debts as they become due;

                          (b) apply  for, consent to , or acquiesce in, the
appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of its property, or make a general assignment for the benefit of creditors;

                          (c) in the absence of such application, consent or
acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of its property or any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within sixty (60) days;

                          (d) permit or suffer to exist the commencement of any
bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of Borrower, and, if any such case or proceeding is not commenced by Borrower, such case or proceeding shall be consented to or acquiesced in by Borrower or shall result in the entry of an order for relief or shall remain undismissed for sixty (60) days; or

                 6.6 Any person or Group (as defined in the Securities Exchange Act of 1934) (other than Lite On Power Semiconductor Corp.) shall acquire in excess of fifty percent (50%) of the issued and outstanding stock of Borrower unless Bank otherwise consents in writing, which consent shall not be unreasonably withheld or delayed; or

                 6.7 Borrower shall default on any obligation concerning the borrowing of money in excess of One Million Dollars ($1,000,000) and in consequence of such default, such obligation has become, or been declared to be, due and payable before its stated maturity date or before its regularly scheduled dates of payment; or

                 6.8 There shall be issued against Borrower, or the property of Borrower, any writ of attachment, writ of execution, or other judicial lien, and same shall not be stayed, bonded against or discharged within thirty (30) days.

If any Event of Default described Section 6.5 shall occur, Bank's obligation to advance funds hereunder shall immediately terminate and the outstanding principal amount of all outstanding Loans and all accrued interest thereon shall automatically be and become immediately due and payable, without notice or demand. If any other Event of default shall occur, Bank may be notice to Borrower terminate its obligation to advance funds hereunder and declare all or any portion of the outstanding principal amount of the Loans, together with accrued interest therein, to be due and payable, and the same shall thereupon be and become immediately due and payable, without further notice, demand or presentment.

         SECTION 7.       MISCELLANEOUS PROVISIONS

                 7.1 ADDITIONAL REMEDIES. The rights, powers and remedies given to Bank hereunder shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Bank by law against Borrower or any other person, including but not limited to Bank's rights of setoff or banker's lien.

                 7.2 NONWAIVER. Any forbearance or failure or delay by Bank in exercising any right, power or remedy hereunder shall not be deemed a waiver thereof and any single or partial exercise of any right, power or remedy shall not preclude the further exercise thereof. No waiver shall be effective unless it is in writing and signed by an officer of Bank.

                 7.3 INUREMENT. The benefits of this Agreement shall inure to the successors and assigns of Bank and the permitted successors and assignees of Borrower, and any assignment of Borrower without Bank's consent shall be null and void.

                 7.4 APPLICABLE LAW. This Agreement and all other agreements and instruments required by Bank in connection therewith shall be governed by and construed according to the laws of the State of California.

                 7.5 SEVERABILITY. Should any one or more provisions of this Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

                 7.6 INTEGRATION CLAUSE. Except for documents and instruments specifically referenced herein, this Agreement constitutes the entire agreement between Bank and Borrower regarding the Loan and all prior communications verbal or written between Borrower and Bank shall be of no further effect or evidentiary value.

                 7.7 CONSTRUCTION. The section and subsection headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 7.8 AMENDMENTS. This Agreement may be amended only in writing signed by all parties hereto.

                 7.9 COUNTERPARTS. Borrower and Bank may execute one or more counterparts to this Agreement, each of which shall be deemed an original.

         SECTION 8.       SERVICE OF NOTICES

                 8.1 Any notices or other communications provided for or allowed hereunder shall be effective only when given by one of the following methods and addressed to the respective party at its address given with the signatures at the end of this Agreement and shall be considered to have been validly given: (a) upon delivery, if delivered personally; (b) upon receipt, if mailed, first class postage prepaid, with the United States Postal Service;
(c) on the next business day, if sent by overnight courier service of recognized standing; and (d) upon telephoned confirmation of receipt, if telecopied.

                 8.2 The addresses to which notices or demands are to be given may be changed from time to time by notice delivered as provided above.

          THIS AGREEMENT is executed on behalf of the parties by duly authorized officers as of the date first above written.


UNION BANK

By:  /s/ Ronald L. Waterworth
Title:  Vice President


Address:         5855 Topanga Canyon Blvd., #200
                 Woodland Hills, CA 91367
Attention:       Bita Ardalan, Vice President
Telecopier:      (818) 595-2070
Telephone:       (818) 595-2021



DIODES INCORPORATED

By:  /s/ Joseph Liu
Title: VP Operations, CFO and Secretary

By:  /s/ David Lin
Title: President

Address:         3050 E. Hillcrest Drive
                 Westlake Village, CA 91362-3154
Attention:       Joseph Liu, Chief Financial Officer
                 Carl Wertz, Controller
Telecopier:      (805) 446-4850
Telephone:       (805) 446-4800

                                   UNION BANK
                  A DIVISION OF UNION BANK OF CALIFORNIA, N.A.

                                 REVOLVING NOTE
                                  (BASE RATE)

BORROWER NAME:  DIODES INCORPORATED

3050 EAST HILLCREST DRIVE
WESTLAKE VILLAGE, CA 91362-3154

OFFICE 30361
LOAN NUMBER:  2113876598 00080-01-0-001
MATURITY DATE: AUGUST 3, 1998
AMOUNT  $9,000,000.00


WOODLAND HILLS, CALIFORNIA          $9,000,000.00           DATE: August 8, 1996

FOR VALUE RECEIVED, on AUGUST 3, 1998, the undersigned ("Debtor") promises to pay to the order of UNION BANK ("Bank"), as indicated below, the principal sum of NINE MILLION AND NO/100 Dollars ($9,000,000.00), or so much thereof as is disbursed, together with interest on the balance of such principal from time to time outstanding, at the per annum rates and at the times set forth below; provided, however, Debtor shall pay total interest over the term of this note of not less than $500.

1. INTEREST PAYMENTS. Debtor shall pay interest on the amounts outstanding hereunder on the 3RD day of each MONTH (commencing SEPTEMBER 3, 1996). Should interest not be paid when due, it shall become part of the principal and bear interest as herein provided. All computations of interest under this note shall be made on the basis of a year of 360 days, for actual days elapsed.

         a. BASE INTEREST RATE. At Debtor's option, amounts outstanding hereunder in increments of at least $100,000 shall bear interest at a rate to be selected by Debtor which is 1.25% per annum in excess of Bank's Adjusted LIBOR-Rate for the Interest Period so selected by Debtor.

         Any Base Interest Rate selected by Debtor may not be changed, altered or otherwise modified until the expiration of the Interest Period for which it was selected. The exercise of interest options by Debtor shall be as recorded in Bank's records, which records shall be prima facie evidence of the amount borrowed under either interest option and the interest rate; provided, however, that failure of Bank to make any such notation in its records shall not discharge Debtor from its obligations to repay in full with interest all amounts borrowed. In no event shall any Interest Period extend beyond the maturity date of this note.

         To select a Base Interest Rate, Debtor may, from time to time with respect to principal outstanding on which a Base Interest Rate has not been selected and on the expiration of any Interest Period with respect to principal outstanding on which a Base Interest Rate has been selected, select a Base Interest Rate by telephoning an authorized lending officer of Bank located at the banking office identified below prior to 10:00 a.m., California time, on any Business Day and advising that officer of the Base Interest Rate, the Interest Period and the Origination Date selected (which Origination Date, for a Base Interest Rate Loan based on the Adjusted LIBOR-Rate, shall follow the date of such election by no more than two (2) Business Days).

         Bank will confirm the terms of the election in writing by mail to Debtor promptly after the election is made. Failure to send such confirmation shall not affect Bank's rights to collect interest at the rate selected. If, on the date of the election, the Base Interest Rate selected is unavailable for any reason, the selection shall be void. Bank reserves the right to fund the principal from any source of funds notwithstanding any Base Interest Rate selected by Debtor.

         b. VARIABLE INTEREST RATE. All principal outstanding hereunder which is not bearing interest at a Base Interest Rate shall bear interest at a rate per annum equal to the Reference Rate, which rate shall vary as and when the Reference Rate changes.

         At any time prior to the maturity of this note, subject to the provisions of paragraph 4, below, of this note, Debtor may borrow, repay and reborrow hereon so long as the total outstanding at any one time does not exceed the principal amount of this note. Debtor shall pay all amounts due under this note in lawful money of the United States at Bank's SAN FERNANDO VALLEY COMMERCIAL BANKING Office, or such other office as may be designated by Bank, from time to time.

2. LATE PAYMENTS. If any payment required by the terms of this note shall remain unpaid ten days after same is due, at the option of Bank, Debtor shall pay a fee of $100 to Bank.

3. INTEREST RATE FOLLOWING DEFAULT. In the event of default, at the option of Bank, and, to the extent permitted by law, interest shall be payable on the outstanding principal under this note at a per annum rate equal to five percent (5%) in excess of the interest rate specified in paragraph 1.b, above, of this note, calculated from the date of default until all amounts payable under this note are paid in full.

4. PREPAYMENT.

a. Amounts outstanding under this note bearing interest at a rate based on the Reference Rate may be prepaid in whole or in part at any time, without penalty of premium. Amounts outstanding at a Base Interest Rate under this note may only be prepaid, in whole or in part provided Bank has received not less than five (5) Business Days prior written notice of an intention to make such prepayment and Debtor pays a prepayment fee to Bank in an amount equal to: (i) the difference between (a) the Base Interest Rate applicable to the principal amount which Debtor intends to prepay, and (b) the return which Bank could obtain if it used the amount of such prepayment of principal to purchase at bid price regularly quoted securities issued by the United States having a maturity date most closely coinciding with the relevant Base Rate Maturity Date and such securities were held by Bank until the relevant Base Rate Maturity Date ("Yield Rate"); (ii) the above difference, if greater than zero, is multiplied by a fraction, the numerator of which is the number of days in the period between the date of prepayment and the relevant Base Rate Maturity Bate and the denominator of which is 360 days; (iii) the above product is multiplied by the amount of the principal so prepaid (except in the event that principal payments are required and have been made as scheduled under the terms of the Base Interest Rate Loan being prepaid, then the amount multiplied in this section shall be the lesser of the amount prepaid or 50% of the total of the amount prepaid and the amount of principal scheduled under the terms of the Base Interest Rate Loan being prepaid to be outstanding at the relevant Bank Rate Maturity Date); and (iv) the above product is then discounted to present value using the Yield Rate as the annual discount factor.

b. In no event shall Bank be obligated to make any payment or refund to Debtor, nor shall Debtor be entitled to any setoff or other claim against Bank, should the return which Bank could obtain under the above prepayment formula exceed the interest that Bank would have received if no prepayment had occurred. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of interest before application to principal. A determination by Bank as to the prepayment fee amount, if any, shall be conclusive.

c. Such prepayment fee, if any, shall also be payable if prepayment occurs as the result of the acceleration of the principal of this note by Bank because of any default hereunder. If, following such acceleration, all or any portion of a Base Interest Rate Loan is satisfied, whether through sale of property encumbered by a security agreement or other agreement securing this note, if any, at a foreclosure sale held thereunder or through the tender of payment any time following such acceleration, but prior to such a foreclosure sale, then such satisfaction shall be deemed an evasion of the prepayment conditions set forth above, and Bank shall, automatically and without notice or demand, be entitled to receive, concurrently with such satisfaction the prepayment fee set forth above, and the obligation to pay such prepayment fee shall be added to the principal. DEBTOR HEREBY ACKNOWLEDGES AND AGREES THAT BANK WOULD NOT LEND TO DEBTOR THE LOAN EVIDENCED BY THIS NOTE WITHOUT DEBTOR'S AGREEMENT, AS SET FORTH ABOVE, TO PAY BANK A PREPAYMENT FEE UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL BEARING INTEREST AT A BASE INTEREST RATE FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT. DEBTOR HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON ITS BEHALF TO SEPARATELY INITIAL THE AGREEMENT CONTAINED IN THIS PARAGRAPH BY PLACING THEIR INITIALS BELOW:

         INITIALS:    /s/  JL
                   ------------------

5. DEFAULT. A default shall be deemed to have occurred hereunder upon the occurrence of an Event of Default, as defined in the Loan Agreement dated as of August

8, 1996 between Debtor and Bank, whereupon Bank shall be entitled to exercise such remedies as may be available pursuant to the Loan Agreement and applicable law.

6. ADDITIONAL AGREEMENTS OF DEBTOR. If any amounts owing under this note are not paid when due, Debtor promises to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the collection or enforcement of this note. Debtor and any endorsers of this note, for the maximum period of time and the full extent permitted by law, (a) waive diligence, presentment, demand, notice of nonpayment, protest, notice of protest, and notice of every kind; (b) waive the right to assert the defense of any statute of limitations to any debt or obligation hereunder; and (c) consent to renewals and extensions of time for the payment of any amounts due under this note. If this note is signed by more than one party, the term "Debtor" includes each of the undersigned and any successors in interest thereof; all of whose liability shall be joint and several. Any married person who signs this note agrees that recourse may be had against the separate property of that person for any obligations hereunder. The receipt of any check or other item of payment by Bank, at its option shall not be considered a payment on account until such check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon Bank's schedule of funds availability, and interest under this note shall accrue until the funds are deemed collected. In any action brought under or arising out of this note, Debtor and any Obligor, including their successors or assigns, hereby consent to the jurisdiction of any competent court within the State of California, as provided in any alternative dispute resolution agreement executed between Debtor and Bank, and consent to service of process by any means authorized by California law. The term "Bank" includes, without limitation, any holder of this note. This note shall be construed in accordance with and governed by the laws of the State of California. This note hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Debtor and Bank.

7. DEFINITIONS. As used herein, the following terms shall have the meanings respectively set forth below: "Adjusted LIBOR-Rate" shall mean the LIBOR Base Rate as adjusted for reserve requirements imposed on Bank from time to time. "BASE INTEREST RATE" shall mean a rate of interest based on the Adjusted LIBOR-Rate. "BASE INTEREST RATE LOAN" shall mean amounts outstanding under this note that bear interest at a Base Interest Rate. "BASE RATE MATURITY DATE" shall mean the last day of the Interest Period with respect to principal outstanding on which a Base Interest Rate has been selected by Debtor. "BUSINESS DAY" shall mean a day which is not a Saturday or Sunday on which Bank is open for business in California and on which dealings in U.S. dollar deposits outside of the United States may be carried on by Bank. "INTEREST PERIOD" shall mean any calendar period of one, three, six or twelve months. In determining an Interest Period, a month means a period that starts on one Business Day in a month and ends on and includes the day preceding the numerically corresponding day in the next month. For any month in which there is no such numerically corresponding day, then as to that month, such day shall be deemed to be the last calendar day of such month. Any Interest Period which would otherwise end on a non-Business Day shall end on the next succeeding Business Bay unless that is the first day of the month, in which event such Interest Period shall end on the next preceding Business Day. "LIBOR BASE RATE" shall mean for each

Interest Period the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) at which dollar deposits, in immediately available funds and in lawful money of the United States would be offered to Bank, outside of the United States, for a term coinciding with such Interest Period and for an amount equal to the amount of principal covered by Debtor's interest rate election. "ORIGINATION DATE" shall mean the Business Day on which funds are made available to Debtor relating to Debtor's selection of a Base Interest Rate. "REFERENCE RATE" shall mean the rate announced by Bank from time to time at its corporate headquarters at its "Reference Rate". The Reference Rate is an index rate determined by Bank from time to time as a means of pricing certain extensions of credit and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Bank at any given time.

DIODES INCORPORATED


By     /s/  Joseph Liu
      ------------------
Title  VP of OPER & CFO
      ------------------

                                   UNION BANK
                  A DIVISION OF UNION BANK OF CALIFORNIA, N.A.


                                   EXHIBIT A
                                 REVOLVING NOTE
                                  (BASE RATE)

BORROWER NAME:  DIODES INCORPORATED

3050 EAST HILLCREST DRIVE
WESTLAKE VILLAGE, CA 91362-3154

OFFICE 30361
LOAN NUMBER:  2113876598 00080-01-0-001
MATURITY DATE: AUGUST 3, 1998
AMOUNT  $9,000,000.00


WOODLAND HILLS, CALIFORNIA         $9,000,000.00        DATE: August 8, 1996

FOR VALUE RECEIVED, on AUGUST 3, 1998, the undersigned ("Debtor") promises to pay to the order of UNION BANK ("Bank"), as indicated below, the principal sum of NINE MILLION AND NO/100 Dollars ($9,000,000.00), or so much thereof as is disbursed, together with interest on the balance of such principal from time to time outstanding, at the per annum rates and at the times set forth below; provided, however, Debtor shall pay total interest over the term of this note of not less than $500.

1. INTEREST PAYMENTS. Debtor shall pay interest on the outstanding principal amount hereof on the 3RD day of each MONTH (commencing SEPTEMBER 3, 1996). Should interest not be paid when due, it shall become part of the principal and bear interest as herein provided. All computations of interest under this note shall be made on the basis of a year of 360 days, for actual days elapsed.

         a. BASE INTEREST RATE. At Debtor's option, amounts outstanding hereunder in increments of at least $100,000 shall bear interest at a rate to be selected by Debtor which is 1.25% per annum in excess of Bank's Adjusted LIBOR-Rate for the Interest Period so selected by Debtor.

         Any Base Interest Rate selected by Debtor may not be changed, altered or otherwise modified until the expiration of the Interest Period for which it was selected. The exercise of interest options by Debtor shall be as recorded in Bank's records, which records shall be prima facie evidence of the amount borrowed under either interest option and the interest rate; provided, however, that failure of Bank to make any such notation in its records shall not discharge Debtor from its obligations to repay in full with interest all amounts borrowed. In no event shall any Interest Period extend beyond the maturity date of this note.

         To select a Base Interest Rate, Debtor may, from time to time with respect to principal outstanding on which a Base Interest Rate has not been selected and on the expiration of any Interest Period with respect to principal outstanding on which a Base Interest Rate has been selected, select a Base Interest Rate by telephoning an authorized lending officer of Bank located at the banking office identified below prior to 10:00 a.m., California time, on any Business Day and advising that officer of the Base Interest Rate, the Interest Period and the Origination Date selected (which Origination Date, for a Base Interest Rate Loan based on the Adjusted LIBOR-Rate, shall follow the date of such election by no more than two (2) Business Days).

         Bank will confirm the terms of the election in writing by mail to Debtor promptly after the election is made. Failure to send such confirmation shall not affect Bank's rights to collect interest at the rate selected. If, on the date of the election, the Base Interest Rate selected is unavailable for any reason, the selection shall be void. Bank reserves the right to fund the principal from any source of funds notwithstanding any Base Interest Rate selected by Debtor.

         b. VARIABLE INTEREST RATE. All principal outstanding hereunder which is not bearing interest at a Base Interest Rate shall bear interest at a rate per annum equal to the Reference Rate, which rate shall vary as and when the Reference Rate changes.

         At any time prior to the maturity of this note, subject to the provisions of paragraph 4, below, of this note, Debtor may borrow, repay and reborrow hereon so long as the total outstanding at any one time does not exceed the principal amount of this note. Debtor shall pay all amounts due under this note in lawful money of the United States at Bank's SAN FERNANDO VALLEY COMMERCIAL BANKING Office, or such other office as may be designated by Bank, from time to time.

2. LATE PAYMENTS. If any payment required by the terms of this note shall remain unpaid ten days after same is due, at the option of Bank, Debtor shall pay a fee of $100 to Bank.

3. INTEREST RATE FOLLOWING DEFAULT. In the event of default, at the option of Bank, and, to the extent permitted by law, interest shall be payable on the outstanding principal under this note at a per annum rate equal to five percent (5%) in excess of the interest rate specified in paragraph 1.b, above, of this note, calculated from the date of default until all amounts payable under this note are paid in full.

4. PREPAYMENT.

a. Amounts outstanding under this note bearing interest at a rate based on the Reference Rate may be prepaid in whole or in part at any time, without penalty of premium. Amounts outstanding at a Base Interest Rate under this note may only be prepaid, in whole or in part provided Bank has received not less than five (5) Business Days prior written notice of an intention to make such prepayment and Debtor pays a prepayment fee to Bank in an amount equal to: (i) the difference between (a) the Base Interest Rate applicable to the principal amount which Debtor intends to prepay, and (b) the return which Bank could obtain if it used the amount of such prepayment of principal to purchase at bid price regularly quoted securities issued by the United States having a maturity date most closely coinciding with the relevant Base Rate Maturity Date and such securities were held by Bank until the relevant Base Rate Maturity Date ("Yield Rate"); (ii) the above difference, if greater than zero, is multiplied by a fraction, the numerator of which is the number of days in the period between the date of prepayment and the relevant Base Rate Maturity Bate and the denominator of which is 360 days; (iii) the above product is multiplied by the amount of the principal so prepaid (except in the event that principal payments are required and have been made as scheduled under the terms of the Base Interest Rate Loan being prepaid, then the amount multiplied in this section shall be the lesser of the amount prepaid or 50% of the total of the amount prepaid and the amount of principal scheduled under the terms of the Base Interest Rate Loan being prepaid to be outstanding at the relevant Bank Rate Maturity Date); and (iv) the above product is then discounted to present value using the Yield Rate as the annual discount factor.

b. In no event shall Bank be obligated to make any payment or refund to Debtor, nor shall Debtor be entitled to any setoff or other claim against Bank, should the return which Bank could obtain under the above prepayment formula exceed the interest that Bank would have received if no prepayment had occurred. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of interest before application to principal. A determination by Bank as to the prepayment fee amount, if any, shall be conclusive.

         c. Such prepayment fee, if any, shall also be payable if prepayment occurs as the result of the acceleration of the principal of this note by Bank because of any default hereunder. If, following such acceleration, all or any portion of a Base Interest Rate Loan is satisfied, whether through sale of property encumbered by a security agreement or other agreement securing this note, if any, at a foreclosure sale held thereunder or through the tender of payment any time following such acceleration, but prior to such a foreclosure sale, then such satisfaction shall be deemed an evasion of the prepayment conditions set forth above, and Bank shall, automatically and without notice or demand, be entitled to receive, concurrently with such satisfaction the prepayment fee set forth above, and the obligation to pay such prepayment fee shall be added to the principal. DEBTOR HEREBY ACKNOWLEDGES AND AGREES THAT BANK WOULD NOT LEND TO DEBTOR THE LOAN EVIDENCED BY THIS NOTE WITHOUT DEBTOR'S AGREEMENT, AS SET FORTH ABOVE, TO PAY BANK A PREPAYMENT FEE UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL BEARING INTEREST AT A BASE INTEREST RATE FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT. DEBTOR HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON ITS BEHALF TO SEPARATELY INITIAL THE AGREEMENT CONTAINED IN THIS PARAGRAPH BY PLACING THEIR INITIALS BELOW:

         INITIALS:    /s/  JL
                   ------------------

5. DEFAULT. A default shall be deemed to have occurred hereunder upon the occurrence of an Event of Default, as defined in the Loan Agreement dated as of August 8, 1996 between Debtor and Bank, whereupon Bank shall be entitled to exercise such remedies as may be available pursuant to the Loan Agreement and applicable law.

6. ADDITIONAL AGREEMENTS OF DEBTOR. If any amounts owing under this note are not paid when due, Debtor promises to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the collection or enforcement of this note. Debtor and any endorsers of this note, for the maximum period of time and the full extent permitted by law, (a) waive diligence, presentment, demand, notice of nonpayment, protest, notice of protest, and notice of every kind; (b) waive the right to assert the defense of any statute of limitations to any debt or obligation hereunder; and (c) consent to renewals and extensions of time for the payment of any amounts due under this note. If this note is signed by more than one party, the term "Debtor" includes each of the undersigned and any successors in interest thereof; all of whose liability shall be joint and several. Any married person who signs this note agrees that recourse may be had against the separate property of that person for any obligations hereunder. The receipt of any check or other item of payment by Bank, at its option shall not be considered a payment on account until such check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon Bank's schedule of funds availability, and interest under this note shall accrue until the funds are deemed collected. In any action brought under or arising out of this note, Debtor and any Obligor, including their successors or assigns, hereby consent to the jurisdiction of any competent court within the State of California, as provided in any alternative dispute resolution agreement executed between Debtor and Bank, and consent to service of process by any means authorized by California law. The term "Bank" includes, without limitation, any holder of this note. This note shall be construed in accordance with and governed by the laws of the State of California. This note hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Debtor and Bank.

7. DEFINITIONS. As used herein, the following terms shall have the meanings respectively set forth below: "Adjusted LIBOR-Rate" shall mean the LIBOR Base Rate as adjusted for reserve requirements imposed on Bank from time to time. "BASE INTEREST RATE" shall mean a rate of interest based on the Adjusted LIBOR-Rate. "BASE INTEREST RATE LOAN" shall mean amounts outstanding under this note that bear interest at a Base Interest Rate. "BASE RATE MATURITY DATE" shall mean the last day of the Interest Period with respect to principal outstanding on which a Base Interest Rate has been selected by Debtor. "BUSINESS DAY" shall mean a day which is not a Saturday or Sunday on which Bank is open for business in California and on which dealings in U.S. dollar deposits outside of the United States may be carried on by Bank. "INTEREST PERIOD" shall mean any calendar period of one, three, six or twelve months. In determining an Interest Period, a month means a period that starts on one Business Day in a month and ends on and includes the day preceding the numerically corresponding day in the next month. For any month in which there is no such numerically corresponding day, then as to that month, such day shall be deemed to be the last calendar day of such month. Any Interest Period which would otherwise end on a non-Business Day shall end on the next succeeding

Business Bay unless that is the first day of the month, in which event such Interest Period shall end on the next preceding Business Day. "LIBOR BASE RATE" shall mean for each Interest Period the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) at which dollar deposits, in immediately available funds and in lawful money of the United States would be offered to Bank, outside of the United States, for a term coinciding with such Interest Period and for an amount equal to the amount of principal covered by Debtor's interest rate election. "ORIGINATION DATE" shall mean the Business Day on which funds are made available to Debtor relating to Debtor's selection of a Base Interest Rate. "REFERENCE RATE" shall mean the rate announced by Bank from time to time at its corporate headquarters at its "Reference Rate". The Reference Rate is an index rate determined by Bank from time to time as a means of pricing certain extensions of credit and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Bank at any given time.

DIODES INCORPORATED


By     /s/  Joseph Liu
      ------------------
Title  VP of OPER & CFO
      ------------------

                                   UNION BANK
                  A DIVISION OF UNION BANK OF CALIFORNIA, N.A.

                                   TERM NOTE
                                  (BASE RATE)

BORROWER NAME:  DIODES INCORPORATED

3050 EAST HILLCREST DRIVE
WESTLAKE VILLAGE, CA 91362-3154

OFFICE 30361
LOAN NUMBER:  2113876598
MATURITY DATE: FEBRUARY 28, 2002
AMOUNT  $8,000,000.00


WOODLAND HILLS, CALIFORNIA          $8,000,000.00        DATE: August 8, 1996

FOR VALUE RECEIVED, on FEBRUARY 28, 2002, the undersigned ("Debtor") promises to pay to the order of UNION BANK ("Bank"), as indicated below, the principal sum of EIGHT MILLION AND NO/100 Dollars ($8,000,000.00), or so much thereof as is disbursed, together with interest on the balance of such principal from time to time outstanding, at the per annum rates and at the times set forth below; provided, however, Debtor shall pay total interest over the term of this note of not less than $500.

1. PAYMENTS.

    PRINCIPAL PAYMENTS. Debtor shall pay principal in installments of ONE HUNDRED THIRTY THREE THOUSAND THREE HUNDRED THIRTY THREE AND 33/100 Dollars ($133,333.33) each on the 28th day of each MONTH, commencing FEBRUARY 28, 1997. The availability under this Note shall be reduced on the same day and in the same amount as each scheduled principal payment.

    INTEREST PAYMENTS. Debtor shall pay interest on the outstanding principal amount hereof on the 28TH day of each MONTH (commencing AUGUST 28, 1996). Should interest not be paid when due, it shall become part of the principal and bear interest as herein provided. All computations of interest under this note shall be made on the basis of a year of 360 days, for actual days elapsed.

         a. BASE INTEREST RATE. At Debtor's option, for a period of SIX (6) MONTHS following the date of each drawn amounts outstanding hereunder in increments of at least $100,000 shall bear interest at a rate to be selected by Debtor which is 1.25% per annum in excess of Bank's Adjusted LIBOR-Rate for the Interest Period so selected by Debtor. Thereafter, at Debtor's option, amounts outstanding hereunder in increments of at least $100,000 shall bear interest at a rate to be selected by Debtor which is 1.50% per annum in excess of Bank's Adjusted LIBOR-Rate for the Interest Period so selected by Debtor.

         Any Base Interest Rate selected by Debtor may not be changed, altered or otherwise modified until the expiration of the Interest Period for which it was selected. The exercise of interest options by Debtor shall be as recorded in Bank's records, which records shall be prima facie evidence of the amount borrowed under either interest option and the interest rate; provided, however, that failure of Bank to make any such notation in its records shall not discharge Debtor from its obligations to repay in full with interest all amounts borrowed. In no event shall any Interest Period extend beyond the maturity date of this note.

         To select a Base Interest Rate, Debtor may, from time to time with respect to principal outstanding on which a Base Interest Rate has not been selected and on the expiration of any Interest Period with respect to principal outstanding on which a Base Interest Rate has been selected, select a Base Interest Rate by telephoning an authorized lending officer of Bank located at the banking office identified below prior to 10:00 a.m., California time, on any Business Day and advising that officer of the Base Interest Rate, the Interest Period and the Origination Date selected (which Origination Date, for a Base Interest Rate Loan based on the Adjusted LIBOR-Rate, shall follow the date of such election by no more than two (2) Business Days).

         Bank will confirm the terms of the election in writing by mail to Debtor promptly after the election is made. Failure to send such confirmation shall not affect Bank's rights to collect interest at the rate selected. If, on the date of the election, the Base Interest Rate selected is unavailable for any reason, the selection shall be void. Bank reserves the right to fund the principal from any source of funds notwithstanding any Base Interest Rate selected by Debtor.

         b. VARIABLE INTEREST RATE. All principal outstanding hereunder which is not bearing interest at a Base Interest Rate shall bear interest at a rate per annum equal to the Reference Rate, which rate shall vary as and when the Reference Rate changes.

         Debtor shall pay all amounts due under this note in lawful money of the United States at Bank's SAN FERNANDO VALLEY COMMERCIAL BANKING Office, or such other office as may be designated by Bank, from time to time.

2. LATE PAYMENTS. If any payment required by the terms of this note shall remain unpaid ten days after same is due, at the option of Bank, Debtor shall pay a fee of $100 to Bank.

3. INTEREST RATE FOLLOWING DEFAULT. In the event of default, at the option of Bank, and, to the extent permitted by law, interest shall be payable on the outstanding principal under this note at a per annum rate equal to five percent (5%) in excess of the interest rate specified in paragraph 1.b, above, of this note, calculated from the date of default until all amounts payable under this note are paid in full.

4. PREPAYMENT.

a. Amounts outstanding under this note bearing interest at a rate based on the Reference Rate may be prepaid in whole or in part at any time, without penalty of premium. Amounts outstanding at a Base Interest Rate under this note may only be prepaid, in whole or in part provided Bank has received not less than five (5) Business Days prior written notice of an intention to make such prepayment and Debtor pays a prepayment fee to Bank in an amount equal to: (i) the difference between (a) the Base Interest Rate applicable to the principal amount which Debtor intends to prepay, and (b) the return which Bank could obtain if it used the amount of such prepayment of principal to purchase at bid price regularly quoted securities issued by the United States having a maturity date most closely coinciding with the relevant Base Rate Maturity Date and such securities were held by Bank until the relevant Base Rate Maturity Date ("Yield Rate"); (ii) the above difference, if greater than zero, is multiplied by a fraction, the numerator of which is the number of days in the period between the date of prepayment and the relevant Base Rate Maturity Bate and the denominator of which is 360 days; (iii) the above product is multiplied by the amount of the principal so prepaid (except in the event that principal payments are required and have been made as scheduled under the terms of the Base Interest Rate Loan being prepaid, then the amount multiplied in this section shall be the lesser of the amount prepaid or 50% of the total of the amount prepaid and the amount of principal scheduled under the terms of the Base Interest Rate Loan being prepaid to be outstanding at the relevant Bank Rate Maturity Date); and (iv) the above product is then discounted to present value using the Yield Rate as the annual discount factor.

         b. In no event shall Bank be obligated to make any payment or refund to Debtor, nor shall Debtor be entitled to any setoff or other claim against Bank, should the return which Bank could obtain under the above prepayment formula exceed the interest that Bank would have received if no prepayment had occurred. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of interest before application to principal. A determination by Bank as to the prepayment fee amount, if any, shall be conclusive.

         c. Such prepayment fee, if any, shall also be payable if prepayment occurs as the result of the acceleration of the principal of this note by Bank because of any default hereunder. If, following such acceleration, all or any portion of a Base Interest Rate Loan is satisfied, whether through sale of property encumbered by a security agreement or other agreement securing this note, if any, at a foreclosure sale held thereunder or through the tender of payment any time following such acceleration, but prior to such a foreclosure sale, then such satisfaction shall be deemed an evasion of the prepayment conditions set forth above, and Bank shall, automatically and without notice or demand, be entitled to receive, concurrently with such satisfaction the prepayment fee set forth above, and the obligation to pay such prepayment fee shall be added to the principal. DEBTOR HEREBY ACKNOWLEDGES AND AGREES THAT BANK WOULD NOT LEND TO

DEBTOR THE LOAN EVIDENCED BY THIS NOTE WITHOUT DEBTOR'S AGREEMENT, AS SET FORTH ABOVE, TO PAY BANK A PREPAYMENT FEE UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL BEARING INTEREST AT A BASE INTEREST RATE FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT. DEBTOR HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON ITS BEHALF TO SEPARATELY INITIAL THE AGREEMENT CONTAINED IN THIS PARAGRAPH BY PLACING THEIR INITIALS BELOW:

         INITIALS:    /s/  JL
                   ------------------

5. DEFAULT. A default shall be deemed to have occurred hereunder upon the occurrence of an Event of Default, as defined in the Loan Agreement dated as of August 8, 1996 between Debtor and Bank, whereupon Bank shall be entitled to exercise such remedies as may be available pursuant to the Loan Agreement and applicable law.

6. ADDITIONAL AGREEMENTS OF DEBTOR. If any amounts owing under this note are not paid when due, Debtor promises to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the collection or enforcement of this note. Debtor and any endorsers of this note, for the maximum period of time and the full extent permitted by law, (a) waive diligence, presentment, demand, notice of nonpayment, protest, notice of protest, and notice of every kind; (b) waive the right to assert the defense of any statute of limitations to any debt or obligation hereunder; and (c) consent to renewals and extensions of time for the payment of any amounts due under this note. If this note is signed by more than one party, the term "Debtor" includes each of the undersigned and any successors in interest thereof; all of whose liability shall be joint and several. Any married person who signs this note agrees that recourse may be had against the separate property of that person for any obligations hereunder. The receipt of any check or other item of payment by Bank, at its option shall not be considered a payment on account until such check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon Bank's schedule of funds availability, and interest under this note shall accrue until the funds are deemed collected. In any action brought under or arising out of this note, Debtor and any Obligor, including their successors or assigns, hereby consent to the jurisdiction of any competent court within the State of California, as provided in any alternative dispute resolution agreement executed between Debtor and Bank, and consent to service of process by any means authorized by California law. The term "Bank" includes, without limitation, any holder of this note. This note shall be construed in accordance with and governed by the laws of the State of California. This note hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Debtor and Bank.

7. DEFINITIONS. As used herein, the following terms shall have the meanings respectively set forth below: "Adjusted LIBOR-Rate" shall mean the LIBOR Base Rate as adjusted for reserve requirements imposed on Bank from time to time. "BASE INTEREST RATE" shall mean a rate of interest based on the Adjusted LIBOR-Rate. "BASE INTEREST RATE LOAN" shall mean amounts outstanding under this note that bear interest at a Base

Interest Rate. "BASE RATE MATURITY DATE" shall mean the last day of the Interest Period with respect to principal outstanding on which a Base Interest Rate has been selected by Debtor. "BUSINESS DAY" shall mean a day which is not a Saturday or Sunday on which Bank is open for business in California and on which dealings in U.S. dollar deposits outside of the United States may be carried on by Bank. "INTEREST PERIOD" shall mean any calendar period of one, three, six or twelve months. In determining an Interest Period, a month means a period that starts on one Business Day in a month and ends on and includes the day preceding the numerically corresponding day in the next month. For any month in which there is no such numerically corresponding day, then as to that month, such day shall be deemed to be the last calendar day of such month. Any Interest Period which would otherwise end on a non-Business Day shall end on the next succeeding Business Bay unless that is the first day of the month, in which event such Interest Period shall end on the next preceding Business Day. "LIBOR BASE RATE" shall mean for each Interest Period the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) at which dollar deposits, in immediately available funds and in lawful money of the United States would be offered to Bank, outside of the United States, for a term coinciding with such Interest Period and for an amount equal to the amount of principal covered by Debtor's interest rate election. "ORIGINATION DATE" shall mean the Business Day on which funds are made available to Debtor relating to Debtor's selection of a Base Interest Rate. "REFERENCE RATE" shall mean the rate announced by Bank from time to time at its corporate headquarters at its "Reference Rate". The Reference Rate is an index rate determined by Bank from time to time as a means of pricing certain extensions of credit and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Bank at any given time.

DIODES INCORPORATED

By     /s/  Joseph Liu
      ------------------
Title  VP of OPER & CFO
      ------------------

                                   UNION BANK
                  A DIVISION OF UNION BANK OF CALIFORNIA, N.A.


                                   EXHIBIT B
                                   [FORM OF]
                                   TERM NOTE
                                  (BASE RATE)

BORROWER NAME:  DIODES INCORPORATED

3050 EAST HILLCREST DRIVE
WESTLAKE VILLAGE, CA 91362-3154

OFFICE 30361
LOAN NUMBER:  2113876598
MATURITY DATE:
AMOUNT


WOODLAND HILLS, CALIFORNIA       $ ________        DATE: August 8, 1996

FOR VALUE RECEIVED, on                    , 20  , the undersigned ("Debtor")
promises to pay to the order of UNION BANK ("Bank"), as indicated below, the principal sum of __________________________________________ Dollars
($__________________________), or so much thereof as is disbursed, together with interest on the balance of such principal from time to time outstanding, at the per annum rates and at the times set forth below; provided, however, Debtor shall pay total interest over the term of this note of not less than $500.

1. PAYMENTS.

    PRINCIPAL PAYMENTS. Debtor shall pay principal in installments of ________________________________Dollars ($________________________) each on the
______ day of each, commencing _________________________________. The availability under this Note shall be reduced on the same day and in the same amount as each scheduled principal payment.

    INTEREST PAYMENTS. Debtor shall pay interest on the outstanding principal
amount hereof on the     ,        day of each ____________ (commencing
____________________. Should interest not be paid when due, it shall become part of the principal and bear interest as herein provided. All computations of interest under this note shall be made on the basis of a year of 360 days, for actual days elapsed.

         A. BASE INTEREST RATE. At Debtor's option, for a period of SIX (6) MONTHS following the date of each drawn amounts outstanding hereunder in increments of at least $100,000 shall bear interest at a rate to be selected by Debtor which is 1.25% per annum in excess of Bank's Adjusted LIBOR-Rate for the Interest Period so selected by Debtor. Thereafter, at Debtor's option, amounts outstanding hereunder in increments of at least $100,000 shall bear interest at a rate to be selected by Debtor which is 1.50% per annum in excess of Bank's Adjusted LIBOR-Rate for the Interest Period so selected by Debtor.

         Any Base Interest Rate selected by Debtor may not be changed, altered or otherwise modified until the expiration of the Interest Period for which it was selected. The exercise of interest options by Debtor shall be as recorded in Bank's records, which records shall be prima facie evidence of the amount borrowed under either interest option and the interest rate; provided, however, that failure of Bank to make any such notation in its records shall not discharge Debtor from its obligations to repay in full with interest all amounts borrowed. In no event shall any Interest Period extend beyond the maturity date of this note.

         To select a Base Interest Rate, Debtor may, from time to time with respect to principal outstanding on which a Base Interest Rate has not been selected and on the expiration of any Interest Period with respect to principal outstanding on which a Base Interest Rate has been selected, select a Base Interest Rate by telephoning an authorized lending officer of Bank located at the banking office identified below prior to 10:00 a.m., California time, on any Business Day and advising that officer of the Base Interest Rate, the Interest Period and the Origination Date selected (which Origination Date, for a Base Interest Rate Loan based on the Adjusted LIBOR-Rate, shall follow the date of such election by no more than two (2) Business Days).

         Bank will confirm the terms of the election in writing by mail to Debtor promptly after the election is made. Failure to send such confirmation shall not affect Bank's rights to collect interest at the rate selected. If, on the date of the election, the Base Interest Rate selected is unavailable for any reason, the selection shall be void. Bank reserves the right to fund the principal from any source of funds notwithstanding any Base Interest Rate selected by Debtor.

         b. VARIABLE INTEREST RATE. All principal outstanding hereunder which is not bearing interest at a Base Interest Rate shall bear interest at a rate per annum equal to the Reference Rate, which rate shall vary as and when the Reference Rate changes.

         Debtor shall pay all amounts due under this note in lawful money of the United States at Bank's SAN FERNANDO VALLEY COMMERCIAL BANKING Office, or such other office as may be designated by Bank, from time to time.

2. LATE PAYMENTS. If any payment required by the terms of this note shall remain unpaid ten days after same is due, at the option of Bank, Debtor shall pay a fee of $100 to Bank.

3. INTEREST RATE FOLLOWING DEFAULT. In the event of default, at the option of Bank, and, to the extent permitted by law, interest shall be payable on the outstanding principal under this note at a per annum rate equal to five percent (5%) in excess of the interest rate specified in paragraph 1.b, above, of this note, calculated from the date of default until all amounts payable under this note are paid in full.

4. PREPAYMENT.

a. Amounts outstanding under this note bearing interest at a rate based on the Reference Rate may be prepaid in whole or in part at any time, without penalty of premium. Amounts outstanding at a Base Interest Rate under this note may only be prepaid, in whole or in part provided Bank has received not less than five (5) Business Days prior written notice of an intention to make such prepayment and Debtor pays a prepayment fee to Bank in an amount equal to: (i) the difference between (a) the Base Interest Rate applicable to the principal amount which Debtor intends to prepay, and (b) the return which Bank could obtain if it used the amount of such prepayment of principal to purchase at bid price regularly quoted securities issued by the United States having a maturity date most closely coinciding with the relevant Base Rate Maturity Date and such securities were held by Bank until the relevant Base Rate Maturity Date ("Yield Rate"); (ii) the above difference, if greater than zero, is multiplied by a fraction, the numerator of which is the number of days in the period between the date of prepayment and the relevant Base Rate Maturity Bate and the denominator of which is 360 days; (iii) the above product is multiplied by the amount of the principal so prepaid (except in the event that principal payments are required and have been made as scheduled under the terms of the Base Interest Rate Loan being prepaid, then the amount multiplied in this section shall be the lesser of the amount prepaid or 50% of the total of the amount prepaid and the amount of principal scheduled under the terms of the Base Interest Rate Loan being prepaid to be outstanding at the relevant Bank Rate Maturity Date); and (iv) the above product is then discounted to present value using the Yield Rate as the annual discount factor.

         b. In no event shall Bank be obligated to make any payment or refund to Debtor, nor shall Debtor be entitled to any setoff or other claim against Bank, should the return which Bank could obtain under the above prepayment formula exceed the interest that Bank would have received if no prepayment had occurred. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of interest before application to principal. A determination by Bank as to the prepayment fee amount, if any, shall be conclusive. In the event of partial prepayment, such prepayments shall be applied to principal payments in the inverse order of their maturity.

         c. Such prepayment fee, if any, shall also be payable if prepayment occurs as the result of the acceleration of the principal of this note by Bank because of any default hereunder. If, following such acceleration, all or any portion of a Base Interest Rate Loan is satisfied, whether through sale of property encumbered by a security agreement or other agreement securing this note, if any, at a foreclosure sale held thereunder or through the tender of payment any time following such acceleration, but prior to such a foreclosure sale, then such satisfaction shall be deemed an evasion of the prepayment conditions set forth above, and Bank shall, automatically and without notice or demand, be entitled to receive, concurrently with such satisfaction the prepayment fee set forth above, and the obligation to pay such prepayment fee shall be added to the principal. DEBTOR HEREBY ACKNOWLEDGES AND AGREES THAT BANK WOULD NOT LEND TO DEBTOR THE LOAN EVIDENCED BY THIS NOTE WITHOUT DEBTOR'S AGREEMENT, AS SET FORTH ABOVE, TO PAY BANK A PREPAYMENT FEE UPON THE

SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL BEARING INTEREST AT A BASE INTEREST RATE FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT. DEBTOR HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON ITS BEHALF TO SEPARATELY INITIAL THE AGREEMENT CONTAINED IN THIS PARAGRAPH BY PLACING THEIR INITIALS BELOW:

         INITIALS:    /s/  JL

5. DEFAULT. A default shall be deemed to have occurred hereunder upon the occurrence of an Event of Default, as defined in the Loan Agreement dated as of August 8, 1996 between Debtor and Bank, whereupon Bank shall be entitled to exercise such remedies as may be available pursuant to the Loan Agreement and applicable law.

6. ADDITIONAL AGREEMENTS OF DEBTOR. If any amounts owing under this note are not paid when due, Debtor promises to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the collection or enforcement of this note. Debtor and any endorsers of this note, for the maximum period of time and the full extent permitted by law, (a) waive diligence, presentment, demand, notice of nonpayment, protest, notice of protest, and notice of every kind; (b) waive the right to assert the defense of any statute of limitations to any debt or obligation hereunder; and (c) consent to renewals and extensions of time for the payment of any amounts due under this note. If this note is signed by more than one party, the term "Debtor" includes each of the undersigned and any successors in interest thereof; all of whose liability shall be joint and several. Any married person who signs this note agrees that recourse may be had against the separate property of that person for any obligations hereunder. The receipt of any check or other item of payment by Bank, at its option shall not be considered a payment on account until such check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon Bank's schedule of funds availability, and interest under this note shall accrue until the funds are deemed collected. In any action brought under or arising out of this note, Debtor and any Obligor, including their successors or assigns, hereby consent to the jurisdiction of any competent court within the State of California, as provided in any alternative dispute resolution agreement executed between Debtor and Bank, and consent to service of process by any means authorized by California law. The term "Bank" includes, without limitation, any holder of this note. This note shall be construed in accordance with and governed by the laws of the State of California. This note hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Debtor and Bank.

7. DEFINITIONS. As used herein, the following terms shall have the meanings respectively set forth below: "Adjusted LIBOR-Rate" shall mean the LIBOR Base Rate as adjusted for reserve requirements imposed on Bank from time to time. "BASE INTEREST RATE" shall mean a rate of interest based on the Adjusted LIBOR-Rate. "BASE INTEREST RATE LOAN" shall mean amounts outstanding under this note that bear interest at a Base Interest Rate. "BASE RATE MATURITY DATE" shall mean the last day of the Interest Period with respect to principal outstanding on which a Base Interest Rate has been selected by

Debtor. "BUSINESS DAY" shall mean a day which is not a Saturday or Sunday on which Bank is open for business in California and on which dealings in U.S. dollar deposits outside of the United States may be carried on by Bank. "INTEREST PERIOD" shall mean any calendar period of one, three, six or twelve months. In determining an Interest Period, a month means a period that starts on one Business Day in a month and ends on and includes the day preceding the numerically corresponding day in the next month. For any month in which there is no such numerically corresponding day, then as to that month, such day shall be deemed to be the last calendar day of such month. Any Interest Period which would otherwise end on a non-Business Day shall end on the next succeeding Business Bay unless that is the first day of the month, in which event such Interest Period shall end on the next preceding Business Day. "LIBOR BASE RATE" shall mean for each Interest Period the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) at which dollar deposits, in immediately available funds and in lawful money of the United States would be offered to Bank, outside of the United States, for a term coinciding with such Interest Period and for an amount equal to the amount of principal covered by Debtor's interest rate election. "ORIGINATION DATE" shall mean the Business Day on which funds are made available to Debtor relating to Debtor's selection of a Base Interest Rate. "REFERENCE RATE" shall mean the rate announced by Bank from time to time at its corporate headquarters at its "Reference Rate". The Reference Rate is an index rate determined by Bank from time to time as a means of pricing certain extensions of credit and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Bank at any given time.

DIODES INCORPORATED

By     /s/  Joseph Liu
      ------------------
Title  VP of OPER & CFO
      ------------------

                                   UNION BANK
                  A DIVISION OF UNION BANK OF CALIFORNIA, N.A.

                               SECURITY AGREEMENT

This Agreement executed at WESTLAKE VILLAGE, California, on JULY 19, 1996, by DIODES INCORPORATED (herein called "Debtor"). OWNER(S) OF COLLATERAL

As security for the payment and performance of all of Debtor's obligations to UNION BANK, A DIVISION OF UNION BANK OF CALIFORNIA, N.A., (herein called "Bank"), irrespective of the manner in which or the time at which such obligations arose or shall arise, and whether direct or indirect, alone or with others, absolute or contingent, Debtor does hereby grant a continuing security interest to Bank in all property of Debtor other than real property (herein called "Collateral"), whether now or hereafter owned or in existence described as

A.  MOTOR VEHICLES: N/A

B.  OTHER:

ALL ACCOUNTS, DEPOSIT ACCOUNTS, INSTRUMENTS, CHATTEL PAPER, DOCUMENTS, GENERAL INTANGIBLES, INVENTORY, EQUIPMENT, FURNITURE, NOW OR HEREAFTER OWNED OR ACQUIRED BY DEBTOR, ALL PROCEEDS AND INSURANCE PROCEEDS OF THE FOREGOING, ALL GUARANTEES AND OTHER SECURITY THEREFOR, AND ALL OF DEBTOR'S PRESENT AND FUTURE BOOKS AND RECORDS RELATING THERETO (INCLUDING COMPUTER-STORED INFORMATION AND ALL SOFTWARE RELATING THERETO) AND ALL CONTRACT RIGHTS WITH THIRD PARTIES RELATING TO THE MAINTENANCE OF ANY SUCH BOOKS, RECORDS AND INFORMATION.

The Collateral described above will be maintained at 3050 E. HILLCREST DR., WESTLAKE VILLAGE, CALIF. 91362; 400 W. MAPLE, SUITE 300, BIRMINGHAM, MI 48009; 39 CARRINGTON ST., LINCOLN, RHODE ISLAND 02865* AND ANY OTHER LOCATION (S)

C. ALL PROPERTY OF ANY KIND WHICH IS DELIVERED TO OR IN THE POSSESSION OR CONTROL OF BANK OR ITS AGENTS;

D. PROCEEDS OF ANY OF THE ABOVE-DESCRIBED PROPERTY. The grant of a security interest in proceeds does not imply the right of Debtor to sell or dispose of any Collateral described herein (other than in the ordinary course of business) without the express consent in writing by Bank.

The maximum amount of indebtedness to be secured at any one time is unlimited
unless an amount is inserted N/A. ($ N/A      ). MAXIMUM AMOUNT

(To be completed only if an accommodation) N/A is executing this OWNER(S) OF COLLATERAL Agreement as an Accommodation Debtor only and his liability is limited to the security interest created in Collateral described herein.

The Debtor being accommodated is N/A.

All terms and conditions on the reverse side hereof are incorporated herein as though set forth in full.

DIODES INCORPORATED
BY:/S/ JOSEPH LIU     VP OF OPER & CFO
- ---------------------------------------
AGREEMENT

1. The term credit is used throughout this Agreement in its broadest and most comprehensive sense. Credit may be granted at the request of any one Debtor without further authorization or notice to any other Debtor, including an Accommodation Debtor. Collateral shall be security for all obligations of Debtor to Bank in accordance with the terms and conditions herein.

2. Debtor will: (A) execute such Financing Statement and other documents and do such other acts and things, all as Bank may from time to time require, to establish and maintain a valid security interest in Collateral, including payment of all costs and fees in connection with any of the foregoing when deemed necessary by Bank; (B)* (C) keep Collateral separate and identifiable and at the location described herein and permit Bank and its representatives to inspect Collateral and/or records pertaining thereto from time to time during normal business hours; (D) not sell, assign or create or permit to exist any lien on or security interest in Collateral in favor of anyone other than the Bank/**unless Bank consents thereto in writing and at Debtor's expense upon Bank's request remove any unauthorized lien or security interest and defend any claim affecting the Collateral; (E) maintain Collateral in good condition and not use Collateral for any unlawful purpose; (F) at its own expense, upon request of Bank, notify any parties obligated to Debtor on any Collateral to make payment to Bank and Debtor hereby irrevocably grants Bank power of attorney to make said notifications and collections; (G)and does hereby authorize Bank to perform any and all acts which Bank in good faith deems necessary for the protection and preservation of Collateral or its value or Bank's security interest therein, including transferring any Collateral into its own name and receiving the income thereon as additional security hereunder. Bank may not exercise any right under any corporate security which might constitute the exercise of control by Bank so as to make any such corporation an affiliate of Bank within the meaning of the banking laws until after default.

3.  The term default shall mean the occurrence of any ***

4. Whenever a default exists, Bank, at its option may: (A) exercise its remedies under any agreement for the granting of credit to Debtor; (B) sell, lease or otherwise dispose of Collateral at public or private sale; unless Collateral is perishable and threatens to decline speedily in value or is a type customarily sold on a recognized market, Bank will give Debtor at least ten (10) days prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition may be made; (C) transfer any Collateral into its own name or that of its nominee; (D) retain Collateral in satisfaction of obligations secured hereby, with notice of such retention sent to Debtor as required by law; (E) notify any parties obligated on any Collateral consisting of accounts, instruments, chattel paper, chooses in action or the like to make payment to Bank and enforce collection of any Collateral herein; (F) require Debtor to assemble and deliver any Collateral to Bank at a reasonable convenient place designated by Bank; (G) apply all sums received or collected from or on account of Collateral including the proceeds of any sales thereof to the payment of the costs and expenses incurred in preserving and enforcing rights of Bank including but not limited to reasonable attorneys' fees, and indebtedness secured hereby in such order and manner as Bank in its sole discretion determines; Bank shall account to Debtor for any surplus remaining thereafter, and shall pay such surplus to the party entitled thereto, including any second secured party who has made a proper demand upon Bank and has furnished proof to Bank as requested in the manner provided by law; in like manner, Debtor, unless an Accommodation Debtor only, agrees to pay to Bank without demand any deficiency after any Collateral has been disposed of and proceeds applied as aforesaid; and (H) exercise its banker's lien or right of setoff in the same manner as though the credit were unsecured. Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of California in any jurisdiction where enforcement is sought, whether in California or elsewhere. All rights, powers and remedies of Bank hereunder shall be cumulative and not alternative. No delay on the part of Bank in the exercise of any right or remedy shall constitute a waiver thereof and no exercise by Bank of any right or remedy shall preclude the exercise of any other right or remedy or further exercise of the same remedy.

5. Debtor waives; (A) all right to require Bank to proceed against any other person including any other Debtor hereunder or to apply and Collateral Bank may hold at any time or to pursue any other remedy; Collateral, endorsers or guarantors may be released, substituted or added without affecting the liability of Debtor hereunder; (B) the defense of the Statute of Limitations in any action upon any obligations of Debtor secured hereby; (C) if he is an Accommodation Debtor, all rights under Uniform Commercial Code Section 9112; and (D) any right of subrogation and any right to participate in Collateral until all obligations hereby secured have been paid in full.

6. Debtor warrants: (A) that it is or will be the lawful owner of all Collateral free of all claims, liens or encumbrances whatsoever, other than the security interest granted pursuant hereto****/; (B) all information, including but not limited to financial statements furnished by Debtor to Bank heretofore or hereafter, whether oral or written, is and will be correct and true in all material respects as of the date given; and (C) if Debtor is a business entity, the execution, delivery and performance hereof are within its powers and have been duly authorized.

7. The right of Bank to have recourse against Collateral shall not be affected in any way by the fact that the credit is secured by a mortgage, deed of trust or other lien upon real property.

8. Debtor may terminate this Agreement at any time upon written notice to Bank of such termination; provided however, that such termination shall not affect his obligations then outstanding, any extensions or renewals thereof, nor the security interest granted herein which shall continue until such outstanding obligations are satisfied in full. Such termination shall not affect the obligations of other Debtors if more than one executes this Agreement.

9. If more than one Debtor executes this Agreement, the obligations hereunder are joint and several. All words used herein in the singular shall be deemed to have been used in the plural when the context and construction so require. Any married persons who sign this Agreement expressly agree that recourse may be had against his/her separate property for all of his/her obligations to Bank.

10. This Agreement shall inure to the benefit of and bind Bank, its successors and assigns and each of the undersigned, their respective heirs, executors, administrators and successors in interest. Upon transfer by Bank of any part of the obligations secured hereby, Bank shall be fully discharged from all liability with respect to Collateral transferred therewith.

11. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be prohibited or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such or the remaining provisions of this Agreement.

* comply with the terms of the agreements for the granting of credit to Debtor by Bank

**except as permitted under any agreement for the granting of credit to Debtor by Bank

***"Event of Default" as defined in any agreement for the granting of credit to Debtor by Bank.

****and liens permitted under the terms of the credit executed by Bank to Debtor;

                                   UNION BANK
                  A DIVISION OF UNION BANK OF CALIFORNIA, N.A.

                    ALTERNATIVE DISPUTE RESOLUTION AGREEMENT

THIS ALTERNATIVE DISPUTE RESOLUTION AGREEMENT ("Agreement") is made and entered
into as of the 19TH   day of JULY 1996, by and between the undersigned
("Obligor") and Union Bank, a California banking corporation ("Bank") (Obligor and Bank herein collectively, the "Parties" and individually, a "Party"). Initially capitalized terms used in this Agreement which are not otherwise defined herein shall have the respective meanings set forth in Paragraph 7 of this Agreement.

1.  CLAIMS SUBJECT TO ARBITRATION OR JUDICIAL REFERENCE.

     (a) Any Claim other than a Claim that arises out of or relates to any obligation under any Subject Document that is secured, in whole or in part, by an interest in real property shall, at the written request of any Party, be determined by Arbitration.

     (b) Any Claim that arises out of or relates to any obligation under any Subject Document that is secured, in whole or in part, by an interest in real property shall be determined by Arbitration only with the consent of both Parties. If both Parties do not consent to the determination of any such Claim by Arbitration, then such Claim shall, at the written request of any Party, be determined by Reference.

     (c) The determination as to whether or not a Claim arises out of or relates to any obligation under any Subject Document that is secured, in whole or in part, by an interest in real property shall be made at the time the arbitrator or referee is selected pursuant to Paragraph 2 of this Agreement.

In connection with such Arbitration or Reference, the Parties hereby expressly, intentionally and deliberately waive any right they may otherwise have to trial by jury of such Claim.

2. SELECTION OF ARBITRATOR OR REFEREE. Within 30 days after written demand, or within 30 days after commencement by any Party, of any lawsuit subject to this Agreement, the Parties shall select a single neutral arbitrator pursuant to the Commercial Arbitration Rules of the AAA or a single neutral referee pursuant to the Judicial Reference Procedures of the AAA. However, the arbitrator or referee selected must be a retired state or federal court judge with at least five years of judicial experience in civil matters. In the event that the selection pursuant to such Commercial Arbitration Rules or Judicial Reference Procedures does not result in the appointment of a single neutral arbitrator or a single neutral referee within 30 days, any such Party may petition the court to appoint a single neutral arbitrator or single neutral referee with the judicial experience described above. The Parties shall equally bear the fees and expenses of the arbitrator or referee unless the arbitrator or referee otherwise provides in the award or statement of decision.

3.  CONDUCT OF ARBITRATION OR REFERENCE.

     (a) Except as provided in the Agreement, the arbitrator shall have the powers provided under California law and the Commercial Arbitration Rules of the AAA, and the referee shall have the powers provided under California law and the Judicial Reference Procedures of the AAA.

     (b) The arbitrator or referee shall determine all challenges to the legality or enforceability of this Agreement.

     (c) The arbitrator or referee shall apply the rules of evidence to the same extent as they would be applied in a court of law.

     (d) A Party may not conduct discovery unless the arbitrator or referee grants such Party leave to do so upon a showing of good cause. All discovery shall be completed within 90 days after the appointment of the arbitrator or referee, except upon a showing of good cause by any Party. The arbitrator or referee shall limit discovery to non-privileged material that is relevant to the issues to be determined by the arbitrator or referee.

     (e) The arbitrator or referee shall determine the time of the hearing and shall designate its location from among the cities of San Francisco, Los Angeles, San Diego, Sacramento, and Fresno based upon the convenience of the arbitrator or referee, the Parties and any witnesses. However, such hearing shall be commenced within 30 days after completion of discovery, unless the arbitrator or referee grants a continuance upon a showing of good cause by any Party. At least 7 days before the date set for such hearing, the Parties shall exchange copies of exhibits to be offered as evidence, and lists of the witnesses who will testify, at such hearing. Once commenced, the hearing shall proceed day to day until completed, unless the arbitrator or referee grants a continuance upon a showing of good cause by any Party. Any Party may cause to be prepared, at its expense, a written transcription or electronic recordation of such hearing.

     (f) Subject to the provisions of this Agreement, the arbitrator may award, or the referee may report, a statement of decision providing for any remedy or relief, including without limitation judicial foreclosure, deficiency judgment and equitable relief, and give effect to all legal and equitable defenses, including without limitation, the statutes of limitation, the statute of frauds, waiver and estoppel.

     (g) The award of the arbitrator or the statement of decision of the referee shall be supported by written findings of fact and conclusions of law delivered by the arbitrator or referee to the Parties concurrently with such award or statement of decision.

     (h) The award of the arbitrator or the statement of decision of the referee may not provide for recovery of punitive damages unless the arbitrator or referee first makes written findings of fact that would satisfy the requirements for recovery of punitive damages under California law. Any such punitive damages shall not exceed a sum equal to twice the amount of actual damages as determined by the arbitrator or referee.

     (i) The arbitrator shall have the power to award or the referee shall have the power to report a statement of decision providing for reasonable attorneys' fees (including a reasonable allocation for the costs of in-house counsel) and costs to the prevailing party.

     (j) The provisions of California Civil Code Sections 47 et seq. shall apply to the Arbitration or Reference to the same extent as they would apply to a judicial proceeding subject to such provisions.

4. PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE. No provision of this Agreement shall limit the right of any Party (a) to exercise self-help remedies including, without limitation, set-off, (b) to foreclose against or sell any collateral, by power of sale or otherwise or (c) to obtain or oppose provisional or ancillary remedies from a court of competent jurisdiction before, after or during the pendency of the Arbitration or Reference. The exercise of, or opposition to, any such remedy does not waive the right of any Party to Arbitration or Reference pursuant to this Agreement.

5. FINAL, BINDING AND NONAPPEALABLE JUDGMENT. Any court of competent jurisdiction shall, upon the petition of any Party, confirm the award of the arbitrator and enter judgment in conformity therewith. Any court of competent jurisdiction shall, upon the filing of the statement of decision of the referee, enter judgment thereon. Any such judgment shall be final, binding and nonappealable.

6. MISCELLANEOUS. In the event that multiple claims are asserted, some of which are found not subject to this Agreement, the Parties agree to stay the proceedings of the claims not subject to this Agreement until all other claims are resolved in accordance with this Agreement. In the event that claims are asserted against multiple parties, some of whom are not subject to this Agreement, the Parties agree to server the claims subject to this Agreement and resolve them in accordance with this Agreement. In the event that any provision of this Agreement is found to be illegal or unenforceable, the remainder of this Agreement shall remain in full force and effect. In the event of any challenge to the legality or enforceability of this Agreement, the prevailing Party shall be entitled to recover the costs and expenses, including reasonable attorneys' fees, incurred by it in connection therewith. The laws of the State of California shall govern the interpretation of this Agreement. This Agreement fully states all of the terms and conditions of the Parties' agreement regarding the matters mentioned in, or incidental to, this Agreement. This Agreement supersedes all oral negotiations and prior writings concerning the subject matter hereof.

7. DEFINED TERMS. As used in this Agreement, the following terms shall have the respective meanings set forth below:

         (a)  "AAA" shall mean the American Arbitration Association.

         (b) "ARBITRATION" shall mean an arbitration conducted pursuant to this Agreement in accordance with Title 9 of the California Code of Civil Procedure, Section 1280 et seq., and under the Commercial Arbitration Rules of the AAA, as in effect at the time the arbitrator is selected pursuant to paragraph 2 of this Agreement.

         (c) "CLAIM" shall mean any claim, cause of action, action, dispute or controversy between or among the Parties, including any claim, cause of action, action, dispute or controversy alleged in or subject to a lawsuit between or among the Parties, which arises out of or relates to:

                 (i)   any of the Subject Documents,

                 (ii) any negotiations, correspondence or communications relating to any of the Subject Documents, whether or not incorporated into the Subject Documents or any indebtedness evidence thereby,

                 (iii) the administration or management of the Subject Documents or any indebtedness evidenced thereby or

                 (iv) any alleged agreements, promises, representations or transactions in connection therewith, including but not limited to any claim, cause of action, action, dispute or controversy which arises out of or is based upon an alleged tort or other breach of legal duty.

         (d) "REFERENCE" shall mean a judicial reference conducted pursuant to this Agreement in accordance with Title 8, Chapter 6 of the California Code of Civil Procedure, Sections 638 et seq., and under the Judicial Reference Procedures of the AAA, as in effect at the time the referee is selected pursuant to paragraph 2 of this Agreement.

         (e) "SUBJECT DOCUMENTS" shall mean any and all documents, instruments and agreements previously, concurrently or hereafter executed by "Obligor in favor of Bank, or between Obligor and Bank, which incorporate by reference an alternative dispute resolution agreement or another agreement providing for the resolution of Claims between or among the Parties by arbitration or judicial reference, any and all related documents, instruments and agreements, and any and all extensions, renewals, amendments, substitutions and replacements of any of the foregoing; and "SUBJECT DOCUMENTS" shall mean any one of such Subject Documents.

8. WAIVER OF RIGHT TO TRIAL BY JURY. In connection with an Arbitration or Reference, or any other action or proceeding, the Parties hereby expressly, intentionally and deliberately waive any right they may otherwise have to trial by jury of any Claim.

This Agreement is duly executed by the Parties as of the date first written above,

SEE ADDENDUM attached hereto and made a part hereof

UNION BANK
BY:  /s/ BITA ARDALAN
TITLE:  VICE PRESIDENT       _____________________________



DIODES INCORPORATED
A DELAWARE CORPORATION


BY: /S/    JOSEPH LIU
    ------------------
    VP OF OPER & CFO
    TITLE

              ADDENDUM TO ALTERNATIVE DISPUTE RESOLUTION AGREEMENT


         THIS ADDENDUM TO ALTERNATIVE DISPUTE RESOLUTION AGREEMENT (this
"Addendum"), dated as of August       , 1996, is an addendum to and modifies
that certain Alternative Dispute Resolution Agreement dated as of August
1996 (the "Agreement"), by and between Union Bank of California, N.A. ("Bank") and Diodes Incorporated ("Obligor").

         1.   The following provision is added at the end of the Agreement:

         "Notwithstanding anything to the contrary contained in this Agreement, the Parties will select three (3) neutral arbitrators or referees, as applicable, unless they mutually agree to a different number of arbitrators or referees. Accordingly, each reference in this Agreement to the "arbitrator' or the "referee", or words of like import referring to such person, shall mean and be a reference to the actual number of arbitrators or referees selected by the Parties hereunder."

         2. Except as modified by this Addendum, the Agreement shall remain in full force and effect and is hereby ratified and affirmed.

"Obligor"

DIODES INCORPORATED
By:  /S/  JOSEPH LIU
    ------------------
Title: VP OF OPER & CFO


"Bank"

UNION BANK OF CALIFORNIA, N.A.
By:  /s/ Ronald L. Waterworth
    ---------------------------
Title:  Vice President

                                   UNION BANK
                  A DIVISION OF UNION BANK OF CALIFORNIA, N.A.


                     CERTIFIED COPY OF BORROWING RESOLUTION

UNION BANK OFFICE/ADDRESS
SAN FERNANDO VALLEY OFFICE
5855 TOPANGA CANYON BLVD., #200, WOODLAND HILLS, CA 91367

In completing this resolution, you must list in this opening paragraph the names of the officers authorized to sign and you must insert the words "AND" or "OR" after the title of each officer if there is more than one authorized signer. Unless otherwise stated herein, use of the word "AND" will indicate that two or more signatures are needed to execute documents and use of the word "OR" will indicate that only one signature of two or more successive signers will be required on documents.

NOW, THEREFORE, RESOLVED, that  1   Signature(s) required

/S/ DAVID LIN              DAVID LIN               PRESIDENT
- ------------------------   --------------------    ----------------------------
Signature                  Name                    Title


/S/ PEDRO MORILLAS         PEDRO MORILLAS          EVP
- ------------------------   --------------------    ----------------------------
Signature                  Name                    Title


/S/ JOSEPH LIU             JOSEPH LIU              VP-OPERATIONS/CFO/SECRETARY
- ------------------------   --------------------    ----------------------------
Signature                  Name                    Title


/S/  CARL WERTZ            CARL WERTZ              CONTROLLER
- ------------------------   --------------------    ----------------------------
Signature                  Name                    Title

(hereafter sometimes referred to, whether one or more, as "said officers") of DIODES INCORPORATED a corporation, are authorized to borrow from time to time, in the name of and in behalf of this corporation, from UNION BANK such sums of money as said officers deem expedient, from time to time to extend or renew any such loan in whole or in part, to contract with said bank upon such terms and conditions as it requires for the issuance of commercial letters of credit, circular letters for the use of travelers and any other instruments of credit, the aggregate principal indebtedness of this corporation with respect to such transaction outstanding and unpaid at any one time not to exceed the sum of TWENTY-THREE MILLION AND NO/100 dollars ($23,000,000.00); and said officers are hereby authorized to execute in its corporate name the note or notes of this corporation as evidence of each such loan and of any extension or renewal thereof and to execute all contracts and other instruments required by the bank in connection with any loan, each of which contracts, notes and other instruments shall contain such terms and conditions as are agreed upon by said officers and said bank, including among others not specified in this resolution provision regulating or restricting the declaration and payment of dividends by the corporation, the payment of indebtedness to officers, shareholders, or other persons other than the bank, or other regulations or restrictions of the same or different kinds, conditions as to default, attorneys, fees, waivers of notice, and sale of securities.

"RESOLVED FURTHER that said officers are authorized to hypothecate or pledge with and transfer and deliver to said bank as security for the payment of any obligations so incurred such securities or other assets of this corporation as are agreed upon by them and said bank and to execute in the name of the corporation such agreements of hypothecation as they deem expedient and to include in any such agreement such waivers of demand, notice or advertisement and such other waivers and provisions as seem expedient to them, including among others a provision that any such security may be held by said bank to secure any other indebtedness, whether due or not due, owing to said bank from this corporation.

"RESOLVED FURTHER that said officers may direct said bank orally or by written instruction to disburse the proceeds of any loan made in the name of the corporation to any person, partnership, corporation or other legal entity without limit including to said officers personally.

"RESOLVED FURTHER that at any time said bank may apply any money or property in its hands belonging to this corporation to the payment of any indebtedness of this corporation to it, whether due or not due, and any agreement executed as aforesaid may so provide.

"RESOLVED FURTHER that if two or more resolutions of this corporation authorizing any of the transactions authorized by this resolution are outstanding concurrently at any time the provisions thereof shall be deemed to be cumulative.

"RESOLVED FURTHER that said officers are authorized in addition to any obligation incurred under any of the preceding provisions of this resolution to discount with said bank any notes, drafts, acceptances, bills of exchange, or other evidence of debt owned by this corporation upon such terms as are agreed upon by said bank and said officers and in the name of this corporation to endorse such evidence of indebtedness so to be discounted by said bank and to guarantee payment thereof to said bank.

"RESOLVED FURTHER that upon the execution by said officers of any instrument authorized by this resolution such instrument shall be deemed to be executed by this corporation whether or not the corporate seal of this corporation is affixed thereto.

"RESOLVED FURTHER that all loans heretofore made by said officers in the name of this corporation and all promissory notes and other documents executed by them in connection therewith or to secure the same are hereby ratified and approved.

"RESOLVED FURTHER that said bank shall be able to rely on the incumbency of the above-named officers until written notice is received at the above-captioned office.

"RESOLVED FURTHER that this resolution shall remain in full force and effect until written notice of its repeal has been received by said bank, at the above-captioned office, such revocation, however, not to affect the validity of any note or other instruments theretofore executed."


This is to certify that the foregoing is a true copy of a resolution duly adopted by the directors of DIODES INCORPORATED, a corporation, at a meeting of its board of directors duly held on August 5, 1996, and that said resolution is in full force and effect.

This will further certify that the signatures indicated above are true specimens of each captioned officer's signature.

Dated August 8, 1996 at Westlake Village, California.

                  /s/  JOSEPH LIU
                 ------------------
                   as Secretary of


 /s/ David Lin                DIODES INCORPORATED
 ------------------
     President

UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1 (REV. 1/90)

This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions for five years from the date of filing, pursuant to
Section 9403 of the California Uniform Commercial Code.

1. DEBTOR - DIODES INCORPORATED
1A. SOCIAL SECURITY OR FEDERAL TAX. NO. - 95-2039581
1B. MAILING ADDRESS - 3050 E. HILLCREST DRIVE
1C. CITY, STATE - WESTLAKE VILLAGE, CA
1D. ZIP CODE - 91362-3154
2. ADDITIONAL DEBTOR - N/A
2A. - SOCIAL SECURITY OR FEDERAL TAX. NO - N/A
2B. MAILING ADDRESS - N/A
2C. CITY, STATE - NA/
2D. ZIP CODE - N/A
3. DEBTOR'S TRADE NAMES OR STYLES - N/A
3A. FEDERAL TAX NUMBER - N/A
4. SECURED PARTY - UNION BANK, A Division of Union Bank of California, N.A., SAN FERNANDO VALLEY OFFICE, 5855 TOPANGA CANYON BLVD. #200, WOODLAND HILLS, CA 91367
4A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO. -
UB-30361
5. ASSIGNEE OF SECURED PARTY - N/A
5A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO. - N/A
6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

For value received and in consideration of advances, present and future and other obligations debtor hereby grants Union Bank a security interest in all of the following property:

ALL ACCOUNTS, DEPOSIT ACCOUNTS, INSTRUMENTS, CHATTEL PAPER, DOCUMENTS, GENERAL INTANGIBLES, INVENTORY, EQUIPMENT, FURNITURE, NOW OR HEREAFTER OWNED OR ACQUIRED BY DEBTOR, ALL PROCEEDS AND INSURANCE PROCEEDS OF THE FOREGOING, ALL GUARANTEES AND OTHER SECURITY THEREFOR, AND ALL OF DEBTOR'S PRESENT AND FUTURE BOOKS AND RECORDS RELATING THERETO (INCLUDING COMPUTER-STORED INFORMATION AND ALL SOFTWARE RELATING THERETO) AND ALL CONTRACT RIGHTS WITH THIRD PARTIES RELATING TO THE MAINTENANCE OF ANY SUCH BOOKS, RECORDS AND INFORMATION.

7. CHECK IF APPLICABLE - X
7A.  PRODUCTS OF COLLATERAL ARE ALSO COVERED - X

7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH INSTRUCTION 5 (a) ITEM:
N/A
8. CHECK IF APPLICABLE - X
9. BY: SIGNATURE OF DEBTOR:  /s/ David Lin, President, 7/19/96, DIODES
INCORPORATED
BY: SIGNATURE OF SECURED PARTY - /s/ Ronald L. Waterworth, Vice President, UNION BANK, SAN FERNANDO VALLEY OFFICE
10. THIS SPACE FOR USE OF FILING OFFICER
11. RETURN COPY TO:
ATTN: CLD V03 492 CARRENO 30361
UNION BANK
PO BOX 30115
LOS ANGELES, CA 90030-0115

  THIS FINANCING STATEMENT IS PRESENTED TO THE SECRETARY OF STATE FOR FILING
                   PURSUANT TO THE UNIFORM COMMERCIAL CODE.

1. Debtor - Diodes Incorporated, 39 Carrington Street, Lincoln, Rhode Island
02865
2. Secured Party and address - Union Bank of California, N.A., Commercial Documentation Center, Mail Code V03-492, P.O. Box 30115, Los Angeles, Calif. 90060-0691
3. This financing statement covers the following types (or items) of property:
The collateral described herein does not consist of consumer goods having an aggregate original purchase price of less than three hundred dollars ($300), excluding interest, insurance and other finance charges.
See Exhibit "A" attached hereto and made a part hereof

Check if covered:
Proceed of Collateral are also covered - n/a
Products of Collateral are also covered - X
Maturity Date - n/a
Filed with: STATE OF RHODE ISLAND, SECRETARY OF STATE, UNIFORM COMMERCIAL CODE DIV., STATE HOUSE, PROVIDENCE, R.I. 02903

Diodes Incorporated
Date: 7/19/96
By: /s/ Joseph Liu, VP Operations, CFO
   ------------------------------------

Union Bank of California, N.A.
By: /s/ Ronald L. Waterworth, Vice President
   ------------------------------------------

                                  EXHIBIT "A"

TO STATE OF RHODE ISLAND, UCC-1 FINANCING STATEMENT DATED JULY 19, 1996, FOR
DEBTOR: DIODES INCORPORATED

For value received and in consideration of advances, present and future and other obligations Debtor hereby grants Union Bank of California, N.A. a security interest in all of the following property:

"ALL ACCOUNTS, DEPOSIT ACCOUNTS, INSTRUMENTS, CHATTEL PAPER, DOCUMENTS, GENERAL INTANGIBLES, INVENTORY, EQUIPMENT, FURNITURE, NOW OR HEREAFTER OWNED OR ACQUIRED BY DEBTOR, ALL PROCEEDS AND INSURANCE PROCEEDS OF THE FOREGOING, ALL GUARANTEES AND OTHER SECURITY THEREFOR, AND ALL OF DEBTOR'S PRESENT AND FUTURE BOOKS AND RECORDS RELATING THERETO (INCLUDING COMPUTER-STORED INFORMATION AND ALL SOFTWARE RELATING THERETO) AND ALL CONTRACT RIGHTS WITH THIRD PARTIES RELATING TO THE MAINTENANCE OF ANY SUCH BOOKS, RECORDS AND INFORMATION."

Initial:  /s/ JL
         ------------------

                               STATE OF MICHIGAN
                  UNIFORM COMMERCIAL CODE FINANCING STATEMENT
 (APPROVED BY THE SECRETARY OF STATE AND MICHIGAN ASSOCIATION OF REGISTERS OF
                                    DEEDS)

1. No. of additional sheets - n/a
2. Debtor - Diodes Incorporated, 400 West Maple, Suite 300, Birmingham, Michigan 48009
3. Secured Party - Union Bank of California, N.A. Commercial Documentation Center, V03-492, P.O. Box 30115, Los Angeles, CA 90060
4. Name and address of assignee - n/a
CHECK if applicable
5. Products of collateral are also covered - X
6. Collateral was brought into this state subject to a security interest in another jurisdiction.
7. This financing statement covers the following types (or items) of property:

See Exhibit "A" attached hereto and made a part hereof

Diodes Incorporated
Date: 7/19/96
By:  /s/ Joseph Liu, VP Operations, CFO
     ----------------------------------

Union Bank
By: /s/ Ronald L. Waterworth
    ------------------------

                                  EXHIBIT "A"

TO STATE OF MICHIGAN, UCC-1 FINANCING STATEMENT DATED JULY 19, 1996, FOR
DEBTOR: DIODES INCORPORATED.

For value received and in consideration of advances, present and future and other obligations Debtor hereby grants Union Bank of California, N.A. a security interest in all of the following property:

"ALL ACCOUNTS, DEPOSIT ACCOUNTS, INSTRUMENTS, CHATTEL PAPER, DOCUMENTS, GENERAL INTANGIBLES, INVENTORY, EQUIPMENT, FURNITURE, NOW OR HEREAFTER OWNED OR ACQUIRED BY DEBTOR, ALL PROCEEDS AND INSURANCE PROCEEDS OF THE FOREGOING, ALL GUARANTEES AND OTHER SECURITY THEREFOR, AND ALL OF DEBTOR'S PRESENT AND FUTURE BOOKS AND RECORDS RELATING THERETO (INCLUDING COMPUTER-STORED INFORMATION AND ALL SOFTWARE RELATING THERETO) AND ALL CONTRACT RIGHTS WITH THIRD PARTIES RELATING TO THE MAINTENANCE OF ANY SUCH BOOKS, RECORDS AND INFORMATION."

Initial:  /s/ JL
          ---------------





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